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                       STATEMENT OF ADDITIONAL INFORMATION
                          AMERICAN AADVANTAGE FUNDS(R)

                                -- AMR CLASS(SM) --
                            -- INSTITUTIONAL CLASS --
                            -- PLANAHEAD CLASS(R) --
                               -- SERVICE CLASS --

                                  MARCH 1, 2004
    AS SUPPLEMENTED ON JUNE 30, 2004, SEPTEMBER 27, 2004 AND JANUARY 28, 2005

     Balanced Fund          International Equity Fund            S&P 500 Index Fund
 Emerging Markets Fund   International Equity Index Fund        Short-Term Bond Fund
 Enhanced Income Fund         Large Cap Growth Fund             Small Cap Index Fund
 High Yield Bond Fund         Large Cap Value Fund              Small Cap Value Fund
Intermediate Bond Fund          Money Market Fund          U.S. Government Money Market Fund
                          Municipal Money Market Fund

      Each Fund (collectively, the "Funds") is a separate investment portfolio of the American AAdvantage Funds (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund (except the Enhanced Income, Small Cap Index and International Equity Index Funds) is comprised of multiple classes of shares designed to meet the needs of different groups of investors. The Enhanced Income Fund only offers the PlanAhead Class of shares, and the Small Cap Index Fund and International Equity Index Fund only offer the Institutional Class of shares. This Statement of Additional Information ("SAI") relates to the AMR, Institutional, PlanAhead and Service Classes of the Trust.

      The International Equity, International Equity Index, Money Market, Municipal Money Market, S&P 500 Index, Small Cap Index, and U.S. Government Money Market Funds operate under a master-feeder structure (the "Master-Feeder Funds"). Each Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective. The International Equity Fund, Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the AMR Investment Services Trust ("AMR Trust"), a separate investment company managed by AMR Investment Services, Inc. (the "Manager"). The S&P 500 Index Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio ("Equity 500 Index Portfolio"), a portfolio of the State Street Master Funds that is managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company ("State Street"). The International Equity Index Fund and the Small Cap Index Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the Quantitative Master Series Trust ("Index Trust"), which is managed by Fund Asset Management, L.P. ("FAM"). The International Equity Index Fund invests all of its investable assets in the Master International Index Series ("International Index Series"). The Small Cap Index Fund invests all of its investable assets in the Master Small Cap Index Series ("Small Cap Index Series"). The Equity 500 Index Portfolio, the International Index Series, the Small Cap Index Series, and the portfolios of the AMR Trust are referred to herein individually as a "Portfolio" and, collectively, the "Portfolios."

      This SAI should be read in conjunction with an AMR Class, an Institutional Class, a PlanAhead Class, or a Service Class prospectus, dated March 1, 2004, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 for an Institutional, PlanAhead or Service Class Prospectus or (817) 967-3509 for an AMR Class Prospectus.

      This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

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                                TABLE OF CONTENTS

Non-Principal Investment Strategies and Risks.....................................................    2
Investment Restrictions...........................................................................    3
Temporary Defensive Position......................................................................    7
Portfolio Turnover................................................................................    8
Trustees and Officers of the Trust and the AMR Trust..............................................    9
Trustees and Officers of the Index Trust..........................................................   19
Trustees and Officers of the Equity 500 Index Portfolio...........................................   23
Code of Ethics....................................................................................   25
Proxy Voting Policies.............................................................................   25
Control Persons and 5% Shareholders...............................................................   25
Investment Advisory Agreements....................................................................   30
Management, Administrative and Distribution Services..............................................   32
Other Service Providers...........................................................................   35
Portfolio Securities Transactions.................................................................   35
Redemptions in Kind...............................................................................   39
Net Asset Value...................................................................................   39
Tax Information...................................................................................   39
Yield and Total Return Quotations.................................................................   44
Description of the Trust..........................................................................   48
Other Information.................................................................................   48
Financial Statements..............................................................................   64
Appendix A: Proxy Voting Policy and Procedures for the Trust and AMR Trust........................  A-1
Appendix B: Proxy Voting Policies - International Equity and Emerging Markets Fund Sub-Advisers...  B-1
Appendix C: Proxy Voting Policies - Index Portfolios..............................................  C-1

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

      In addition to the investment strategies described in the Prospectuses, the Balanced Fund, the Emerging Markets Fund, the High Yield Bond Fund, the International Equity Fund, the International Equity Index Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Index Fund, and the Small Cap Value Fund each may:

      Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager, FAM or the applicable sub-adviser, may retain a debt security that has been downgraded below the initial investment criteria. The International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organization or, if unrated, are deemed to be of comparable quality by the applicable sub-adviser and traded publicly on a world market. The High Yield Bond Fund may invest more than 20% in investment grade debt securities and more than 25% in obligations rated in the fourth highest rating category.

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      Each Fund may (except where indicated otherwise):

      1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. (The S&P 500 Index Fund, Small Cap Index Fund, and International Equity Index Fund (the "Index Funds") will not engage in dollar rolls or purchase or sell securities on a forward commitment basis.) The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

      2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

      3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. For all Funds that engage in securities lending (except the Index Funds), the Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Money Market Funds do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.

      4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the sub-advisers, SSgA, FAM, or the Manager, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

      5. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). The Money Market Funds will not invest more than 10% (and the other Funds will not invest more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the sub-adviser, SSgA, FAM, or the Manager, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board"), the AMR Trust's Board of Trustees ("AMR Trust Board"), the Equity 500 Index Portfolio Board or the Index Trust Board, as applicable, that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

                             INVESTMENT RESTRICTIONS

      Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

            Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same

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            investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

      All other fundamental and non-fundamental investment policies of each Master-Feeder Fund and its corresponding Portfolio are identical, except for the S&P 500 Index Fund and the Equity 500 Index Portfolio, as described under "Equity 500 Index Portfolio and S&P 500 Index Fund" below.

ALL FUNDS EXCEPT THE INDEX FUNDS

      Although the following discusses the investment policies of each Fund (except the Index Funds) and the Board, it applies equally to each AMR Trust Portfolio and the AMR Trust Board. Future references in this section to "Fund" shall include the AMR Trust Portfolios.

      In addition to the investment limitations noted in the Prospectuses, the following nine restrictions have been adopted by each Fund, and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act, as amended, and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund. Whenever a Master-Feeder Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Master-Feeder Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Master-Feeder Fund's votes representing that Master-Feeder Fund's shareholders not voting will be voted by the Board in the same proportion as those Master-Feeder Fund shareholders who do, in fact, vote.

No Fund may:

      1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.

      2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

      3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

      4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

      5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

      6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

      7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets; or

      8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

      The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuers of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).

      The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

      The following non-fundamental investment restrictions apply to each Fund and Portfolio (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board or, with respect to a Portfolio, by a vote of a majority of the AMR Trust Board. No Fund or Portfolio may:

      1. Invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

      2.    Purchase securities on margin or effect short sales, except that
      (i) a Fund or Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, and (ii) the High Yield Bond Fund may effect short sales.

      All Funds and Portfolios of the AMR Trust may invest up to 10% of their total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, a Fund or Portfolio may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio, Municipal Money Market Portfolio, and U.S. Government Money Market Portfolio. A Fund or Portfolio of the AMR Trust may incur duplicate advisory or management fees when investing in another mutual fund.

INDEX TRUST PORTFOLIOS, SMALL CAP INDEX FUND AND INTERNATIONAL EQUITY INDEX FUND

      Although the following discusses the investment policies of each Index Trust Portfolio and the Index Trust Board, identical policies have been adopted by the Small Cap Index Fund and International Equity Index Fund and the Board.

      The following investment restrictions are "fundamental policies" of the Index Trust Portfolios and may be changed with respect to each Portfolio or Fund only by the majority vote of the Portfolio's or Fund's outstanding interests or shares, respectively, as defined above. Whenever a Fund is requested to vote on a change in the fundamental policy of its Portfolio, the applicable Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote. Neither Index Trust Portfolio may:

      1. Make any investment inconsistent with the Portfolio's classification as a non-diversified company under the 1940 Act.

      2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

      3. Make investments for the purpose of exercising control or management.

      4. Purchase or sell real estate, except that, to the extent permitted by law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Index Trust's Registration Statement, as they may be amended from time to time.

      6. Issue senior securities to the extent such issuance would violate applicable law.

      7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio's investment policies as set forth in the Index Trust's Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

      8. Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

      9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Index Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      In addition, although each Index Trust Portfolio is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, each Portfolio must comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the "Tax Code"), to enable the Fund that invests therein to satisfy the tax diversification requirements that apply to that Fund. To ensure that the Index Trust Portfolios satisfy these requirements, the Index Trust's Declaration of Trust requires that each Index Trust Portfolio be managed in compliance with these requirements as though they were applicable to the Portfolios. Whether these requirements are satisfied will be determined at the Portfolio level and not at the Fund level, based in part upon a private letter ruling the Index Trust received from the Internal Revenue Service ("IRS") that entitles funds that invest in an Index Trust Portfolio to "look through" the shares of the Portfolio to its underlying investments for purposes of these diversification requirements.

      In addition, the Index Trust has adopted non-fundamental restrictions that may be changed by the Index Trust Board without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent an Index Trust Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master-feeder structure). Under the non-fundamental restrictions, an Index Trust Portfolio may not:

      (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Portfolios' shares are owned by another investment company that is part of the same group of investment companies as the Portfolios.

      (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Index Trust's Registration Statement.

      (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Index Trust Board has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.

      (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

      (e) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days prior written notice of such change.

      If a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

      For purposes of investment restriction 2., industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Portfolio management.

      The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Index Trust has adopted an investment policy pursuant to which neither Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of: (i) the market value of OTC options currently outstanding that are held by such Portfolio, (ii) the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio, and (iii) margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of such Portfolio that are deemed to be illiquid or are not otherwise readily marketable. However, if the OTC options are sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Index Trust Board without the approval of the Portfolio's interest holders. However, the Index Trust Board will not change or modify this policy prior to the change or modification by the SEC staff of its position.

      Index Trust Portfolio securities generally may not be purchased from, sold or loaned to FAM or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with FAM, the Index Trust Portfolios are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates, except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. See "Portfolio Securities Transactions."

EQUITY 500 INDEX PORTFOLIO AND S&P 500 INDEX FUND

      The following investment restrictions are "fundamental policies" of the Equity 500 Index Portfolio and the S&P 500 Index Fund, and may be changed with respect to the Portfolio or the Fund only by the majority vote of the Portfolio's or Fund's outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the S&P 500 Index Fund are substantially the same. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio and S&P 500 Index Fund may not:

      1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The S&P 500 Index Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

      2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

      3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The S&P 500 Index Fund may not purchase or sell interests in oil, gas or mineral leases.

      4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

      5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. The S&P 500 Index Fund may not make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

      6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

      7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

      8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry.

      9. Issue any class of securities that is senior to the Portfolio's beneficial interests, to the extent prohibited by the Investment Company Act of 1940, as amended, provided that, for the S&P 500 Index Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

      In addition, it is contrary to the Portfolio's present policy, which may be changed without interest holder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Portfolio, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

                          TEMPORARY DEFENSIVE POSITION

      While assuming a temporary defensive position, a Fund or Portfolio may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

                               PORTFOLIO TURNOVER

      Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses. The portfolio turnover rate for the Balanced, Enhanced Income, High Yield Bond and Intermediate Bond Funds may exceed 100% due to the active style in which the portfolios are managed in response to changes in market conditions.

              TRUSTEES AND OFFICERS OF THE TRUST AND THE AMR TRUST

      The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and AMR Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-five funds in the fund complex that includes the AMR Trust, the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds.

                            POSITION, TERM OF OFFICE
                               AND LENGTH OF TIME
  NAME, AGE AND ADDRESS      SERVED WITH EACH TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-------------------------   ------------------------    ---------------------------------------------------------------------
INTERESTED TRUSTEES

                                     Term

                            Lifetime of Trust until
                            removal, resignation or
                                 retirement*

William F. Quinn** (56)     Trustee and President of    President, AMR Investment Services, Inc. (1986-Present); Chairman
                             Trust since 1987 and       (1989-2003) and Director (1979-1986, 2003-Present), American Airlines
                             AMR Trust since 1995       Federal Credit Union; Director, Crescent Real Estate Equities, Inc.
                                                        (1994-Present); Director, Pritchard, Hubble & Herr, LLC (investment adviser)
                                                        (2001-Present); Advisory Director, Southern Methodist University Endowment
                                                        Fund (1996-Present); Member, Southern Methodist University Cox School of
                                                        Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension
                                                        Manager Committee (1997-1998, 2000-2002); Chairman, Committee for the
                                                        Investment of Employee Benefits Defined Benefit Sub-Committee (1982-Present)
                                                        ; Director, United Way of Tarrant County (1988-2000,2004-Present); Trustee,
                                                        American AAdvantage Mileage Funds (1995-Present); Trustee, American
                                                        AAdvantage Select Funds (1999-Present).

Alan D. Feld** (67)            Trustee since 1996       Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present);
                                                        Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint
                                                        Properties (1994-Present); Trustee, American AAdvantage Mileage Funds
                                                        (1996-Present); Trustee, American AAdvantage Select Funds (1999-Present).

NON-INTERESTED TRUSTEES

                                    Term

                            Lifetime of Trust until
                            removal, resignation or
                                 retirement*

W. Humphrey Bogart (60)       Trustee since 2004        Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                        (1998-2003); Board Member, Baylor University Medical Center Foundation
                                                        (1992-Present); Trustee, American AAdvantage Mileage Funds (2004-Present);
                                                        Trustee, American AAdvantage Select Funds (2004-Present).

Brenda A. Cline (43)          Trustee since 2004        Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell
301 Commerce Street                                     Art Foundation (1993-Present); Trustee, Texas Christian University
Suite 2240                                              (1999-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children's
Fort Worth, Texas 76102                                 Health Foundation) (2001-Present); Trustee, American AAdvantage Mileage
                                                        Funds (2004-Present); Trustee, American AAdvantage Select Funds
                                                        (2004-Present).

Richard A. Massman (61)       Trustee since 2004        Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American AAdvantage Mileage
                                                        Funds (2004-Present); Trustee, American AAdvantage Select Funds
                                                        (2004-Present).

Stephen D. O'Sullivan (68)   Trustee of Trust since     Consultant (1994-Present); Trustee, American AAdvantage Mileage Funds
                              1987 and AMR Trust        (1995-Present); Trustee, American AAdvantage Select Funds (1999-Present).
                                  since 1995

                            POSITION, TERM OF OFFICE
                               AND LENGTH OF TIME
  NAME, AGE AND ADDRESS      SERVED WITH EACH TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND CURRENT DIRECTORSHIPS
-------------------------   ------------------------    ---------------------------------------------------------------------
NON-INTERESTED TRUSTEES (CONTINUED)

                                    Term

                            Lifetime of Trust until
                            removal, resignation or
                                  retirement*

R. Gerald Turner (58)          Trustee since 2001       President, Southern Methodist University (1995-Present); Director, ChemFirst
225 Perkins Admin. Bldg.                                (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director,
Southern Methodist Univ.                                California Federal Preferred Capital Corp. (2001-2003); Director, Kronus
Dallas, Texas 75275                                     Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First
                                                        Broadcasting Investment Partners, LLC (2003-Present); Member, United Way of
                                                        Dallas Board of Directors; Member, Salvation Army of Dallas Board of
                                                        Directors; Member, Methodist Hospital Advisory Board; Member, Knight
                                                        Commission on Intercollegiate Athletics; Trustee, American AAdvantage
                                                        Mileage Funds (2001-Present); Trustee, American AAdvantage Select Funds
                                                        (2001-Present).

Kneeland Youngblood (48)       Trustee since 1996       Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court                                      (1998-Present); Trustee, The Hockaday School (1997-Present); Director,
Suite 1740                                              Starwood Hotels and Resorts (2001-Present); Member, Council on Foreign
Dallas, Texas  75201                                    Relations (1995-Present); Director, Just For the Kids  (1995-2001); Director
                                                        , L&B Realty Advisors (1998-2000); Trustee, Teachers Retirement System of
                                                        Texas (1993-1999); Director, Starwood Financial Trust (1998-2001); Trustee,
                                                        St. Mark's School of Texas (2002-Present); Trustee, American AAdvantage
                                                        Mileage Funds (1996-Present); Trustee, American AAdvantage Select Funds
                                                        (1999-Present).

OFFICERS

                                    Term

                                  One Year

Nancy A. Eckl (41)           VP of Trust since 1990     Vice President, Trust Investments, AMR Investment Services, Inc.
                               and AMR Trust since      (1990-Present).
                                     1995

Michael W. Fields (50)       VP of Trust since 1989     Vice President, Fixed Income Investments, AMR Investment Services, Inc.
                               and AMR Trust since      (1988-Present).
                                     1995

Barry Y. Greenberg (41)         VP since 1995 and       Vice President, Legal and Compliance, AMR Investment Services, Inc.
                              Secretary since 2004      (1995-Present); Director, Pritchard, Hubble & Herr, LLC (investment adviser)
                                                        (2004-Present).

Rebecca L. Harris (37)        Treasurer since 1995      Vice President, Finance, AMR Investment Services, Inc. (1995-Present).

John B. Roberson (46)        VP of Trust since 1989     Vice President, Director of Sales, AMR Investment Services, Inc.
                            and AMR Trust since 1995    (2001-Present). (1991-Present); Director, Pritchard, Hubble & Herr, LLC
                                                        (investment adviser)

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Trust's and AMR Trust's sub-advisers.

      The Trust and the AMR Trust have an Audit Committee, consisting of Ms. Cline and Messrs. Bogart, Feld, Massman, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of either Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of each Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal years ended October 31 and December 31, 2003.

      The Trust and the AMR Trust also have a Nominating Committee that is comprised of the non-interested Trustees and Mr. Feld. As set forth in its charter, the Nominating Committee's primary duties are to 1) evaluate the qualifications of potential Interested and Non-Interested Trustees, 2) establish policies and procedures for the review of shareholder-recommended nominees, 3) make recommendations to the full Board for membership on Board committees, and 4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Funds. The Nominating Committee did not meet during the fiscal years ended October 31 and December 31, 2003.

      The Trustees who own shares of any Fund are listed in the following table with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2003. Ms. Cline and Messrs. Bogart and Massman were not elected as Trustees until August 2004.

                                                  INTERESTED                                NON-INTERESTED
                                          QUINN               FELD         O'SULLIVAN           TURNER         YOUNGBLOOD
                                      -------------      -------------     ----------      ---------------     ----------
   BALANCED                           Over $100,000           None            None               None          $1-$10,000
   EMERGING MARKETS                   Over $100,000           None            None               None             None
   ENHANCED INCOME                    Over $100,000           None            None               None             None
   HIGH YIELD BOND                    Over $100,000           None            None         $10,001-$50,000        None
   INTERMEDIATE BOND                  Over $100,000           None            None               None             None
   INTERNATIONAL EQUITY               Over $100,000           None            None               None             None
   INTERNATIONAL EQUITY INDEX              None               None            None               None             None
   LARGE CAP GROWTH                        None               None            None               None             None
   LARGE CAP VALUE                    Over $100,000           None            None               None             None
   MONEY MARKET                            None          Over $100,000        None               None             None
   MUNICIPAL MONEY MARKET                  None               None            None               None             None
   S&P 500 INDEX                           None               None            None               None             None
   SHORT-TERM BOND                    Over $100,000           None            None               None             None
   SMALL CAP INDEX                         None               None            None               None             None
   SMALL CAP VALUE                    Over $100,000           None            None         $10,001-$50,000        None
   U.S. GOV'T MONEY MARKET                 None               None            None               None             None
TRUST ON AN AGGREGATE BASIS           Over $100,000      Over $100,000        None         $10,001-$50,000     $1-$10,000

      During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trust and the AMR Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation during this period.

      In August 1999, Ms. Cline and her husband received a personal investment loan of $300,000 from JP Morgan Chase Bank, formerly Chase Bank of Texas. JP Morgan Chase Bank is affiliated with J.P. Morgan Investment Management Inc., a sub-adviser to the Large Cap Growth Fund. The loan was secured by the investment and guaranteed by Ben Fortson, a Trustee Emeritus. The loan was satisfied in January 2003. The investments involved purchases of interests in hedge funds unaffiliated with the Trust, AMR Trust or any advisers to the Trust or AMR Trust.

      Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Both Goldman Sachs Asset Management, L.P. ("GSAM") and Causeway Capital Management LLC ("Causeway") perform advisory services for the Fidelity Pension Trust. GSAM is a sub-adviser to the Large Cap Growth Fund and Causeway is a sub-adviser to the International Equity Fund. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Goldman, Sachs & Co., Legg Mason, Inc., Morgan Stanley and Principal Financial Group, and possibly other entities affiliated with certain sub-advisers of the Trust and AMR Trust.

      As compensation for their service to the Trust, the American AAdvantage Mileage Funds, the American AAdvantage Select Funds and the AMR Trust (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts pay American Airlines the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2003. Ms. Cline and Messrs. Bogart and Massman were not elected as Trustees until August 2004. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines.

                                     Aggregate          Pension or Retirement      Total Compensation
                                 Compensation From   Benefits Accrued as Part of     From the Trusts
Name of Trustee                      the Trust           the Trust's Expenses            (25 funds)
---------------                  -----------------   ---------------------------   ------------------
                                         INTERESTED TRUSTEES

William F. Quinn                    $     0                     $0                       $     0
Alan D. Feld                        $15,832                     $0                       $44,211

                                        NON-INTERESTED TRUSTEES

Ben Fortson*                        $ 2,743                     $0                       $ 7,659
Dee J. Kelly, Jr.**                 $ 7,048                     $0                       $19,682
Stephen D. O' Sullivan              $16,115                     $0                       $45,000
R. Gerald Turner                    $ 5,834                     $0                       $16,291
Kneeland Youngblood                 $12,966                     $0                       $36,207

* Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

**    Mr. Kelly resigned from the Trusts effective February 21, 2003.

      The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

      During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

      At their February 9, 2004 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Funds and each Investment Advisory Agreement between the Funds and the sub-advisers. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-adviser seeking certain relevant information. The responses by the Manager and sub-advisers were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

      The Trustees considered, among other materials, responses by the Manager and the sub-advisers to inquiries requesting:

   - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

   - a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

   - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

   - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

   - a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

   - an analysis of compensation, including fees paid for last five years, any proposed changes to the fee schedule and the effect of any fee waivers;

   - an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

   - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

   - a description of trade allocation procedures among accounts managed by the firm;

   - a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

   - information regarding the firm's code of ethics, insider trading policy, proxy voting procedures, and disaster recovery plan, including a description of any material changes thereto;

   -  a description of the firm's affiliation with any broker-dealer;

   -  a discussion of any anticipated change in the firm's controlling persons;
      and

   - verification of the firm's insurance coverage with regards to the services provided to the Funds.

      In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

   - a table comparing the performance of each Fund to comparable mutual funds and appropriate indices, including comments on the relative performance of each sub-adviser and each Fund versus comparable mutual funds and indices;

   - a discussion of any underperformance by a sub-adviser relative to its peer group and whether (and if so, why) such sub-adviser should have its contract renewed;

   -  a table detailing the Manager's profitability with respect to each Fund;

   -  an analysis of total Fund expenses versus comparable mutual funds;

   - an analysis of the Funds' investment advisory fees versus comparable mutual funds;

   -  a chart detailing asset levels by Fund for the past five years;

   -  an analysis of any material complaints received from Fund shareholders;

   -  a discussion of the Manager's compliance program;

   - a description of the Manager's monitoring of excessive short-term trading or other improper trading activities shares of the Funds; and

   -  any ideas for the future growth and efficient operation of the Funds.

      Legal counsel also provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisers and the terms of the contracts.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

      In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

      With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisers and master portfolios.

      With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-adviser charges for any comparable client accounts.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE BALANCED FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed its benchmark indices for the one- and five-year periods ended December 31, 2003, even though the Manager underperformed its benchmark index with respect to the portion of Fund assets allocated to it; (2) the expense ratios of each class of Fund shares were lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's three sub-advisers, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Asset Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow, Brandywine and Hotchkis each outperformed on a short-term and long-term basis their benchmark indices with respect to its allocated portion of the Fund's assets; (2) each sub-adviser represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-adviser agreed to take into account all other assets AMR Corporation and its subsidiaries and affiliated entities under management by the sub-adviser (except for assets managed by Barrow under the HALO Bond Program); and (4) the Manager's recommendation to continue to retain each sub-adviser.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE EMERGING MARKETS FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Emerging Market Fund outperformed its benchmark indices for the one- and three-year periods ended December 31, 2003; (2) the expense ratio of the Institutional Class of the Emerging Markets Fund was higher than the industry average, but the expense ratio of that Fund's AMR Class was lower; and (3) the Manager incurred a loss on the services it provided to the Fund.

      In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC ("TBCAM") and Morgan Stanley Investment Management Inc. ("MSIM Inc."), the Trustees considered the following additional factors: (1) TBCAM and MSIM Inc. each outperformed on a short-term and long-term basis certain indices with respect to its allocated portion of Fund assets; (2) for purposes of calculating the fee rates chargeable to the Fund, each sub-adviser agreed to take into account assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-adviser; and
(3) the Manager's recommendation to continue to retain each sub-adviser.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE ENHANCED INCOME FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Enhanced Income Fund outperformed its peer group from its inception date, but underperformed its benchmark index primarily due to the Fund's expense ratio; (2) the Manager underperformed its benchmark index with respect to its allocated portion of the Fund's assets for the six-month period from the Fund's inception through December 31, 2003, but outperformed its benchmark index for the overall period;
(3) the expense ratio of the Fund was lower than the industry average; and (4) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's sub-adviser, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreement with Calamos Asset Management Inc. ("Calamos"), the Trustees considered the following additional factors: (1) Calamos outperformed its benchmark index with respect to its allocated portion of the Fund's assets; (2) for purposes of calculating the fee rates chargeable to the Fund, Calamos agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Calamos; and (3) the Manager's recommendation to continue to retain Calamos.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE HIGH YIELD BOND FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the High Yield Bond Fund underperformed both its benchmark indices and its peer group for the one-year period ended December 31, 2003 primarily due to its investment in higher-quality bonds that did not perform as well as much lower-quality bonds, but outperformed its benchmarks and its peer group for the three-year period ended December 31, 2003; (2) the expense ratios of the Institutional Class and Service Class were slightly higher than the industry average, but the expense ratio of the PlanAhead Class was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's sub-adviser, and provides a comprehensive compliance program for the Fund.

         In considering the renewal of the Investment Advisory Agreement with Post Advisory Group, LLC ("Post"), the Trustees considered the following additional factors: (1) although Post's long-term performance is good, it underperformed its benchmark index and trailed its peer group because the market rewarded more risky portfolios and Post's investment process focused on higher-quality securities; (2) Post represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, Post agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Post; and (4) the Manager's recommendation to continue to retain Post because it expects that Post's investment process should come back into favor and continue to perform well over the long term.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE INTERMEDIATE BOND FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund underperformed its benchmark index and trailed its peer group for the short-term and long-term periods ended December 31, 2003, primarily due to its investment in higher-quality bonds that did not perform as well as lower-quality bonds included in the portfolios of its peers; (2) although the Manager underperformed its benchmark index with respect to its allocated portion of the Fund's assets for the short-term and long-term periods, its relative performance has improved and the Manager believes that its higher quality portfolio will add value to Fund shareholders going forward; (3) the expense ratios of each class of Fund shares were lower than the industry average; and (4) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's sub-adviser, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed its benchmark index for every period with respect to its allocated portion of the Fund's assets; (2) Barrow represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, Barrow agreed to take into account other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Barrow; and (4) the Manager's recommendation to continue to retain Barrow.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE INTERNATIONAL EQUITY FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the International Equity Fund outperformed its benchmark indices for the one- and five-year periods ended December 31, 2003; (2) the expense ratios of each class of Fund shares were lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's three sub-advisers, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard") and Templeton Investment Counsel, LLC ("Templeton"), the Trustees considered the following additional factors: (1) Causeway and Templeton each outperformed their benchmark indices on a short-term and long-term basis with respect to their allocated portion of the Fund's assets; (2) Lazard outperformed its benchmark index on a long-term basis, although it underperformed its benchmark index on a short-term basis with respect to its allocated portion of the Fund's assets because its investment style recently has been out of favor;
(3) Causeway and Templeton represented that they did not charge a lower fee rate for any comparable client accounts; (4) for purposes of calculating the fee rates chargeable to the Fund, each sub-adviser agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-adviser; and (5) the Manager's recommendation to continue to retain each sub-adviser.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE INTERNATIONAL EQUITY INDEX FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the unaffiliated master-feeder structure of the Fund and that the Fund invests all of its investable assets in a master portfolio; (2) the Manager monitors the performance of the master portfolio; (3) the Fund's expense ratio is lower than industry average; (4) the Manager incurred a loss on the services it provided to the Fund; and (5) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE LARGE CAP GROWTH FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Growth Fund outperformed its benchmark indices for the one-year period and outperformed its peer group for the three-year period ended December 31, 2003; (2) the expense ratios of each class of Fund shares were lower than the industry average; (3) the Manager incurred a loss on the services it provided to the Fund; and (4) the Manager provides high-quality services at a low cost to investors, allocates the

Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's two sub-advisers, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Goldman Sachs Asset Management, L.P. ("GSAM") and J.P. Morgan Investment Management Inc. ("JPMIM"), the Trustees considered the following additional factors: (1) GSAM and JPMIM each outperformed their benchmark indices with respect to its allocated portion of the Fund's assets; (2) JPMIM represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-adviser agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-adviser; and (4) the Manager's recommendation to continue to retain each sub-adviser.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE LARGE CAP VALUE FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed its peer group for the short-term periods, but lagged its peer group for the long-term period ended December 31, 2003 due to the underperformance of sub-advisers that were terminated in 2000 and to underperformance by Metropolitan West Capital Management, LLC ("MetWest") in 2001 and 2002 relative to the peer group; (2) the expense ratio of each class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's four sub-advisers, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and MetWest, the Trustees considered the following additional factors: (1) each sub-adviser, except for Brandywine, outperformed its benchmark index for the year with respect to its allocated portion of the Fund's assets; (2) although Brandywine underperformed its benchmark index for the most recent one-year period, it has outperformed for the longer periods; (3) each sub-adviser represented that it did not charge a lower fee rate for any comparable client accounts; (4) for purposes of calculating the fee rates chargeable to the Fund, each sub-adviser agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-adviser; and (5) the Manager's recommendation to continue to retain each sub-adviser.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE MONEY MARKET FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Money Market Fund had substantially above-average performance for all reported periods ended December 31, 2003; (2) the expense ratios of each class of Fund shares were lower than the industry average; (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund; and (4) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low, base management fee charged to the Fund.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE MUNICIPAL MONEY MARKET FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Municipal Money Market Fund outperformed its peer group for the long-term periods ended December 31, 2003, but underperformed its peer group for the one-year period; (2) the expense ratios of each class of Fund shares were lower than the industry average; (3) the Manager incurred a loss on the services it provided to the Fund; (4) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund; and
(5) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low, base management fee charged to the Fund.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE S&P 500 INDEX FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the unaffiliated master-feeder structure of the Fund and that the Fund invests all of its investable assets in a master portfolio; (2) the Manager monitors the performance of the master portfolio; (3) the Fund's expense ratio is lower than the industry average; and
(4) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE SHORT-TERM BOND FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund outperformed its benchmark indices and peer group for all reported periods ended December 31, 2003; (2) the expense ratios of each class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE SMALL CAP INDEX FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the unaffiliated master-feeder structure of the Fund and that the Fund invests all of its investable assets in a master portfolio; (2) the Manager monitors the performance of the master portfolio; (3) the Fund's expense ratio is lower than the industry average; (4) the Manager incurred a loss on the services it provided to the Fund; and (5) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE SMALL CAP VALUE FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Small Cap Value Fund outperformed its benchmark indices for the one-year and five-year periods ended December 31, 2003; (2) the expense ratios of each class of Fund shares were lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisers, monitors and evaluates the performance of the Fund's two sub-advisers, and provides a comprehensive compliance program for the Fund.

      In considering the renewal of the Investment Advisory Agreements with Brandywine and Hotchkis, the Trustees considered the following additional factors: (1) Hotchkis has outperformed for all reported periods its benchmark index with respect to its allocated portion of the Fund's assets; (2) except for the most recent one-year period, Brandywine has outperformed its benchmark index for the longer-term periods with respect to its allocated portion of the Fund's assets; (3) each sub-adviser represented that it did not charge a lower fee rate for any comparable client accounts; (4) for purposes of calculating the fee rates chargeable to the Fund, each sub-adviser agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-adviser; and (5) the Manager's recommendation to continue to retain each sub-adviser.

ADDITIONAL CONSIDERATIONS WITH RESPECT TO THE U.S. GOVERNMENT MONEY MARKET FUND

      In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the U.S. Government Money Market Fund had substantially above-average performance for all reported periods ended December 31, 2003; (2) the expense ratios of each class of Fund shares were lower than the industry average; (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund; and (4) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low-base management fee charged to the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH THE BOSTON COMPANY ASSET MANAGEMENT, LLC

      At their August 27, 2004 meeting, the Trustees considered the approval of an amendment to the Investment Advisory Agreement between the Funds and The Boston Company Asset Management, LLC ("The Boston Company") to add The Boston Company as a sub-adviser to the International Equity and Small Cap Value Funds. As part of the approval process, legal counsel to the Trusts and the independent Trustees sent an information request letter to The Boston Company seeking certain relevant information. The Boston Company's response was provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

      The Trustees considered, among other materials, responses by The Boston Company to inquiries requesting:

   - whether any of the responses previously provided by The Boston Company in connection with the renewal of the Investment Advisory Agreement in February 2004 had materially changed and a description of those changes;

   - a description of the advisory and related services proposed to be provided to the International Equity and Small Cap Value Funds;

   - identification of the professional personnel to perform services for the International Equity and Small Cap Value Funds and their education, experience and responsibilities;

   - a comparison of the performance of accounts similar to the International Equity and Small Cap Value Funds managed by The Boston Company with the performance of applicable indices;

   - an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

   - whether The Boston Company charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the International Equity and Small Cap Value Funds and if so, an explanation of the rationale for charging the other client(s) a lower fee;

   - a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks; and

   - any other information The Boston Company believed would be material to the Trustees' consideration of the amendment.

      In considering the approval of the amendment to the Investment Advisory Agreement with The Boston Company to add the Small Cap Value Fund, the Trustees considered the following factors. First, the Trustees considered that the Manager had screened the universe of available small capitalization equity managers to identify those that would have added value to the Fund's performance over the most recent three- and five-year periods. In this regard, the Trustees considered that The Boston Company Small Cap Value Composite outperformed the Russell 2000 Value Index for the most recent quarter, year-to-date, and one-, three- and five-year periods. Second, the Trustees considered that the proposed fee to be charged by The Boston Company to the Fund was highly competitive with fees of comparable advisers and represented a discount from The Boston Company's standard fee schedule for such services. Third, the Trustees considered their experience with The Boston Company in connection with its service as a sub-adviser to the Emerging Markets Fund, which was viewed favorably by the Trustees. Fourth, the Trustees considered the experience and knowledge of the investment team identified by The Boston Company that would make investment decisions for the Fund. Fifth, the Trustees considered that The Boston Company was prepared to reserve a material amount of investment capacity for the benefit of the Fund. Sixth, the Trustees considered the Manager's conclusion that the investment process to be employed by The Boston Company would be highly consistent with the Fund's investment objectives and policies, as well as the Manager's strong recommendation on behalf of The Boston Company.

      In considering the approval of the amendment to the Investment Advisory Agreement with The Boston Company to add the International Equity Fund, the Trustees considered the following factors. First, the Trustees considered that the Manager had screened the universe of available international equity managers that would have added value to the Fund's performance over the most recent three- and five-year periods. In this regard, the Trustees considered that The Boston Company EAFE Value Composite outperformed the MSCI EAFE Index for the most recent quarter, year-to-date, and one-, three- and five-year periods. Second, the Trustees considered that the proposed fee to be charged by The Boston Company to the Fund was highly competitive with fees of comparable investment advisers and represented a discount from The Boston Company's standard fee schedule for such services. Third, the Trustees considered their experience with The Boston Company in connection with its service as sub-adviser to the Emerging Markets Fund, which the Trustees considered favorably. Fourth, the Trustees considered the experience and knowledge of the investment team identified by The Boston Company that would make investment decisions for the Fund, including the fact that this same investment team manages certain assets for an affiliated series of the Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH OPUS CAPITAL MANAGEMENT, INC.

      At their January 27, 2005 meeting, the Trustees considered the approval of an Investment Advisory Agreement between the Funds and Opus Capital Management, Inc. ("Opus") to add Opus as a sub-adviser to the Small Cap Value Fund. As part of the approval process, legal counsel to the Trusts and the independent Trustees sent an information request letter to Opus seeking certain relevant information. Opus's response was provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

      The Trustees considered, among other materials, responses by Opus to inquiries requesting:

   - a description of the advisory and related services proposed to be provided to the Small Cap Value Fund;

   - identification of the professional personnel to perform services for the Small Cap Value Fund and their education, experience and responsibilities;

   - a comparison of the performance of accounts similar to the Small Cap Value Fund managed by Opus with the performance of applicable indices;

   - an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

   - whether Opus charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the Small Cap Value Fund and if so, an explanation of the rationale for charging the other client(s) a lower fee;

   - a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks; and

   - any other information Opus believed would be material to the Trustees' consideration of the agreement.

      In considering the approval of the Investment Advisory Agreement with Opus, the Trustees considered the following factors. First, the Trustees considered that the Manager had screened the universe of available small capitalization equity managers to identify those that would have added value to the Small Cap Value Fund's performance over the most recent three- and five-year periods. In this regard, the Trustees considered that Opus's small cap value accounts outperformed the Russell 2000 Value Index for the most recent quarter, one-year, three-year, five-year, and since inception periods. Second, the Trustees considered that the proposed fee to be charged by Opus to the Fund was highly competitive with fees of comparable advisers and represented a discount from Opus's standard fee schedule for such services. Third, the Trustees considered the experience and knowledge of the investment team identified by Opus that would make investment decisions for the Fund. Fourth, the Trustees considered that Opus was prepared to reserve a material amount of investment capacity for the benefit of the Fund. Fifth, the Trustees considered the Manager's conclusion that the investment process to be employed by Opus would be highly consistent with the Fund's investment objectives and policies, as well as the Manager's strong recommendation on behalf of Opus.

                    TRUSTEES AND OFFICERS OF THE INDEX TRUST

      Each non-interested Trustee is a member of the Index Trust's Audit Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Index Trust's independent accountants, including the resolution of disagreements regarding financial reporting between Index Trust management and such independent accountants. The Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Index Trust, (ii) discuss with the independent accountants certain matters relating to the Index Trust's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Index Trust's independent accountants and recommend that the Index Trust Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Index Trust's accounting and financial reporting policies and practices and internal controls and Index Trust management's responses thereto. The Index Trust Board has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2003.

      Each non-interested Trustee is also a member of the Index Trust Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Index Trust and to recommend its nominees for consideration by the full Index Trust Board. While the Nominating Committee is solely responsible for the selection and nomination of the Index Trust's non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Index Trust shareholders or by Index Trust management as it deems appropriate. Index Trust shareholders who wish to recommend a nominee should send nominations to the Secretary of the Index Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee is newly formed and did not meet during the Index Trust's fiscal year ended December 31, 2003.

      Certain biographical and other information relating to the non-interested Trustees of the Index Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P., ("MLIM/FAM-advised funds") and other public directorships.

                                      TERM OF                                            NUMBER OF
                                      OFFICE**                                           MLIM/FAM-
                           POSITION     AND                                              ADVISED
                             HELD    LENGTH OF                                           FUNDS AND
NAME, ADDRESS* AND         WITH THE     TIME             PRINCIPAL OCCUPATION(S)        PORTFOLIOS
AGE OF TRUSTEE              TRUST      SERVED             DURING PAST FIVE YEARS          OVERSEEN      PUBLIC DIRECTORSHIPS
-------------------------  --------  ----------  ------------------------------------  -------------  ------------------------
Donald W. Burton (59)      Trustee    Trustee    General Partner of the Burton         23 registered  ITC DeltaCom Inc.
                                     since 2002  Partnership, Limited Partnership      investment     (telecommunications);
                                                 (an Investment Partnership) since     companies      ITC Holding Company Inc.
                                                 1979; Managing General Partner of     consisting of  (telecommunications);
                                                 the South Atlantic Venture Funds      36 portfolios  Knology, Inc.
                                                 since 1983; Member of the Investment                 (telecommunications);
                                                 Advisory Committee of the Florida                    MainBancorp, N.A. (bank
                                                 State Board of Administration since                  holding company);
                                                 2001.                                                PriCare, Inc.
                                                                                                      (healthcare); Symbion,
                                                                                                      Inc. (healthcare)

M. Colyer Crum (71)        Trustee    Trustee    James R. Williston Professor of       24 registered  Cambridge Bancorp
                                     since 2000  Investment Management Emeritus,       investment
                                                 Harvard Business School since 1996;   companies
                                                 James R. Williston Professor of       consisting of
                                                 Investment Management, Harvard        37 portfolios
                                                 Business School from 1971 to 1996.

Laurie Simon Hodrick (41)  Trustee    Trustee    Professor of Finance and Economics,   23 registered  None
                                     since 2000  Graduate School of Business,          investment
                                                 Columbia University since 1998;       companies
                                                 Associate Professor of Finance and    consisting of
                                                 Economics, Graduate School of         36 portfolios
                                                 Business, Columbia University from
                                                 1996 to 1998.

David H. Walsh (62)        Trustee     Trustee   Consultant with Putnam Investments    23 registered  Watson Pharmaceutical
                                     since 2003  since 1993 and employed in various    investment     Inc. (pharmaceutical
                                                 capacities therewith from 1971 to     companies      company)
                                                 1992; Director, the National Audubon  consisting of
                                                 Society since 1998; Director, the     36 portfolios
                                                 American Museum of Fly Fishing since
                                                 1998.

Fred G. Weiss (62)         Trustee     Trustee   Managing Director of FGW Associates   23 registered  Watson Pharmaceutical
                                     since 2000  since 1997; Vice President, Planning  investment     Inc. (pharmaceutical
                                                 Investment, and Development of        companies      company)
                                                 Warner Lambert Co. from 1979 to       consisting of
                                                 1997; Director of BTG International   34 portfolios
                                                 PLC (global technology
                                                 commercialization company) since
                                                 2001; Director of the Michael J. Fox
                                                 Foundation for Parkinson's Research
                                                 since 2000.

* The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute, or until December 31 of the year in which he or she turns 72.

      Certain biographical and other information regarding the Trustee who is an officer and an "interested person" of the Index Trust as defined in the 1940 Act and to the other officers of the Index Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.

                                           TERM OF                                                  NUMBER OF
                                         OFFICE***                                                  MLIM/FAM-
                                           AND                                                      ADVISED
                        POSITION(S)      LENGTH OF                                                 FUNDS AND
NAME, ADDRESS* AND       HELD WITH         TIME             PRINCIPAL OCCUPATION(S)                PORTFOLIOS              PUBLIC
AGE                      THE TRUST        SERVED             DURING PAST FIVE YEARS                 OVERSEEN           DIRECTORSHIPS
---------------------  -------------  --------------  ----------------------------------------  --------------------   -------------
Terry K. Glenn** (63)  President and  President and   President and Chairman of the               123 registered          None
                          Trustee      Trustee****    MLIM/FAM-advised Funds since 1999;            investment
                                        since 1996    Chairman (Americas Region) of MLIM from   companies consisting
                                                      2000 to 2002; Executive Vice President    of 160 portfolios
                                                      of MLIM and FAM (which terms as used
                                                      herein include their corporate
                                                      predecessors) from 1983 to 2002;
                                                      President of FAM Distributors, Inc.
                                                      ("FAMD") from 1986 to 2002 and Director
                                                      thereof from 1991 to 2002; Executive
                                                      Vice President and Director of Princeton
                                                      Services, Inc. ("Princeton Services")
                                                      from 1993 to 2002; President of
                                                      Princeton Administrators, L.P. from 1988
                                                      to 2002; Director of Financial Data
                                                      Services, Inc. from 1985 to 2002.

                                              TERM OF                                                 NUMBER OF
                                             OFFICE***                                                MLIM/FAM-
                                               AND                                                     ADVISED
                           POSITION(S)       LENGTH OF                                                FUNDS AND
NAME, ADDRESS* AND          HELD WITH          TIME             PRINCIPAL OCCUPATION(S)               PORTFOLIOS         PUBLIC
AGE                         THE TRUST         SERVED             DURING PAST FIVE YEARS                OVERSEEN       DIRECTORSHIPS
------------------------  --------------  ---------------   -----------------------------------  --------------------  -------------
Robert C. Doll, Jr. (48)  Senior Vice        Senior Vice     President of MLIM and FAM since      41 registered             None
                          President        President since   2001; Co-Head (Americas Region)      investment
                                                2000         thereof from 2000 to 2001 and        companies
                                                             Senior Vice President thereof from   consisting of 65
                                                             1999 to 2001; Director of Princeton  portfolios
                                                             Services; Chief Investment Officer
                                                             of Oppenheimer Funds, Inc. in 1999
                                                             and Executive Vice President
                                                             thereof from 1991 to 1999.

Donald C. Burke (43)      Vice President  Vice President    First Vice President of MLIM since   122 registered
                          and Treasurer   since 1996 and    1997 and the Treasurer thereof       investment companies      None
                                          Treasurer since   since 1999; Senior Vice President    consisting of 159
                                               1999         and Treasurer of Princeton Services  portfolios
                                                            since 1999; Vice President of FAMD
                                                            since 1999; Vice President of MLIM
                                                            from 1990 to 1997; Director of
                                                            Taxation of MLIM since 1990.

Jeffrey B. Hewson (51)    Vice President  Vice President    Director (Global Fixed Income) of    1 registered              None
                                            since 2000      MLIM and certain investment of its   investment
                                                            affiliates since 1998; Vice          companies
                                                            President of MLIM and certain of     consisting of 3
                                                            its affiliates from 1989 to 1998;    portfolios
                                                            Portfolio Manager of MLIM and
                                                            certain of its affiliates since
                                                            1985.

Philip Green (38)         Vice President    Senior Vice     Senior Vice President of MLIM since  1 registered              None
                                          President since   1999; investment Managing Director   investment company
                                               1999         and company Portfolio Manager of     consisting of 3
                                                            Global Institutional Services at     portfolios
                                                            Bankers Trust from 1997 to 1999;
                                                            Vice President of Quantitative
                                                            Equities at Bankers Trust in 1996;
                                                            Vice President of Asset Allocations
                                                            Strategies at Bankers Trust from
                                                            1994 to 1996; Vice President of
                                                            Foreign Exchange and Currency
                                                            Overlay Strategies at Bankers Trust
                                                            from 1988 to 1999; Assistant
                                                            Treasurer of Asset Management Group
                                                            at Bankers Trust from 1985 to 1998.

                                           Vice President   Managing Director and Head of
Richard Vella (46)        Vice President     since 1999     Global Index and Enhanced Index      4 registered              None
                                                            products for Merrill Lynch           investment
                                                            Quantitative Advisors since 1999;    companies
                                                            Managing Director and Head of the    consisting of 10
                                                            Global Index and Enhanced Index      portfolios
                                                            business at Bankers Trust from 1984
                                                            to 1999.

Frank Viola (38)          Vice President   Vice President   Managing Director of MLIM and head   7 registered              None
                                             since 2002     of the Global Fixed Income           investment companies
                                                            Structured Asset Team since 2002.    consisting of 5
                                                            Director (Global Fixed Income) of    portfolios
                                                            MLIM from 2000 to 2001 and Vice
                                                            President from 1996 to 2000.

                                             Secretary      First Vice President of MLIM since   122 registered
Phillip S. Gillespie (39)  Secretary         since 2003     2001; Director of MLIM from 2000 to  investment                None
                                                            2001; Vice President of MLIM from    companies
                                                            1998 to 2000; Attorney Associated    consisting of 159
                                                            with MLIM since 1998; Assistant      portfolios
                                                            General Counsel of Chancellor LGT
                                                            Asset Management, Inc. from 1997 to
                                                            1998; Senior Counsel and Attorney
                                                            in the Division of Investment
                                                            Management and the Office of
                                                            General Counsel at the U.S.
                                                            Securities and Exchange Commission
                                                            from 1993 to 1997

* The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.

** Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Index Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.

*** Elected by and serves at the pleasure of the Board of Trustees of the Index Trust.

**** As a Trustee, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until earlier of his death, resignation, or removal as provided in the Index Portfolios' by-laws, charter or by statute.

      The Index Trust pays each non-interested Trustee a combined fee for service on the Index Trust Board and the Committee of $6,000 per year plus $1,000 per in-person Index Trust Board meeting attended and $1,000 per in-person Committee meeting attended. The Index Trust pays the Chairman of the Committee an additional fee of $1,000 per year. The Index Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings. The following table shows the compensation earned from the Index Trust by the non-interested Trustees and the aggregate compensation paid to them from all MLIM/FAM-advised funds for the year ended December 31, 2003.

                                Aggregate                  Pension or Retirement           Aggregate Compensation from
                            Compensation from             Benefits Accrued as Part          Index Trust and MLIM/FAM
Name of Trustee              the Index Trust              of Index Trust Expenses                Advised Funds
---------------------       -----------------             ------------------------         ---------------------------
Donald W. Burton                 $19,000                           None                               $203,750
M. Colyer Crum *                 $21,000                           None                               $229,583
Laurie Simon Hodrick             $19,000                           None                               $203,750
J. Thomas Touchton **            $ 6,667                           None                               $ 28,667
Fred G. Weiss                    $19,000                           None                               $203,750
David H. Walsh+                  $ 9,000                           None                               $138,042

*     Chairman of the Committee.

**    Mr. Touchton retired as a Trustee effective January 1, 2003.

+ Mr. Walsh became a Trustee of the Index Trust and certain other MLIM/FAM-advised funds effective July 7, 2003.

      Information relating to each Index Trust Trustee's share ownership in the Index Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee ("Supervised Merrill Lynch Funds") as of December 31, 2003 is set forth in the chart below.

                                        Aggregate Dollar Range of                  Aggregate Dollar Range of Securities
Name                                    Equity in the Index Trust                 in All Supervised Merrill Lynch Funds
--------------------------              -------------------------                 -------------------------------------
Interested Trustee:                               None                                      over $100,000
      Terry K. Glenn                              None                                      over $100,000
Non-Interested Trustees:                          None                                      over $100,000
      Donald W. Burton                            None                                      over $100,000
      M. Colyer Crum                              None                                      over $100,000
      Laurie Simon Hodrick                        None                                      over $100,000
      David H. Walsh                              None                                      over $100,000
      Fred G. Weiss                               None                                      over $100,000

As of February 1, 2004, the Trustees and officers of the Index Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2003, none of the non-interested Trustees of the Index Trust or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. ("ML & Co.").

      In connection with its consideration of the Investment Advisory Agreement, the Board of Trustees of the Index Trust reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Index Trust by the Index Trust Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Index Trust Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, Index Trust Investment Adviser and its affiliates provide administrative services, shareholders services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Index Trust. The Board also considered the Index Trust Investment Adviser 's costs of providing services, and the direct and indirect benefits to the Index Trust Investment Adviser from its relationship with the Index Trust. The benefits considered by the Board included not only the Index Trust Investment Adviser 's compensation for investment advisory services under the Index Trust Investment Advisory Agreement, but also the Index Trust's profitability to the Index Trust Investment Adviser and the compensation paid to the Index Trust Investment Adviser or its affiliates for other non-advisory services provided to the Index Trust. The Trustees also considered the Index Trust Investment Adviser 's access to research services from brokers to which the Index Trust Investment Adviser may have allocated Index Trust brokerage in a "soft dollar" arrangement. In connection with its consideration of the Index Trust Investment Advisory Agreement, the Board also compared the Index Trust's advisory fee rate, expense ratios and historical performance to those of comparable funds. Based, in part, on this comparison, and taking into account the various services provided to the Index Trust by the Index Trust Investment Adviser and its affiliates as well as the nature of the Index Trust's passive investment strategies, the Board concluded that the investment advisory fee rate was reasonable.

      The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Index Trust to participate in any economies of scale that the Index Trust Investment Adviser may experience as result of growth in the Index Trust's assets. Based on the information reviewed and the discussions, the Board of Trustees of the Index Trust, including a majority of the non-interested Trustees of the Index Trust, concluded that the investment advisory fee rate was reasonable in relation to the services provided. The non-interested Trustees of the Index Trust were represented by independent counsel who assisted the non-interested Trustees of the Index Trust in their deliberations.

      Additional information regarding the management of the Index Portfolios may be found in the statement of additional information for the Quantitative Master Series Trust, SEC File No. 811-7885. Shareholders may access this information on the SEC's website at www.sec.gov.

             TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

      The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio's business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                POSITION(S)    TERM OF OFFICE                                    FUND COMPLEX   OTHER
                                HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION           OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          TRUST          TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
----------------------          -----          -----------        ----------------------         -------        ---------------
INDEPENDENT TRUSTEES
-------------------
Michael F. Holland              Trustee and    Term: Indefinite   Chairman, Holland & Company    14             Trustee, State
Holland & Company, LLC          Chairman of                       L.L.C. (investment adviser),                  Street
375 Park Avenue                 the Board      Elected: 7/99      1995 - present.                               Institutional
New York, NY 10152                                                                                              Investment
                                                                                                                Trust; Director
Age: 59                                                                                                         of the Holland
                                                                                                                Series Fund,
                                                                                                                Inc. and The
                                                                                                                China Fund, Inc.

William L. Boyan                Trustee        Term: Indefinite   Trustee of Old Mutual South    14             Trustee, State
State Street Master Funds                                         Africa Master Trust                           Street
P.O. Box 5049                                  Elected: 7/99      (investments) (1995 -                         Institutional
Boston, MA 02206                                                  present); Chairman emeritus,                  Investment
                                                                  Children's Hospital (1984 -                   Trust; and
Age: 67                                                           present); Director, Boston                    Trustee, Old
                                                                  Plan for Excellence                           Mutual South
                                                                  (non-profit), (1994 -                         Africa Master
                                                                  present); President and                       Trust
                                                                  Chief Operations Officer,
                                                                  John Hancock Mutual Life
                                                                  Insurance Company (1959 -
                                                                  1999). Mr. Boyan retired in
                                                                  1999.

Rina K. Spence                  Trustee        Term: Indefinite   President of SpenceCare        14             Trustee, State
7 Acacia Street                                                   International LLC (1998 -                     Street
Cambridge, MA 02138                            Elected: 7/99      present); Member of the                       Institutional
                                                                  Advisory Board, Ingenium                      Investment
Age: 55                                                           Corp. (technology company)                    Trust; Director
                                                                  (2001 - present); Chief                       of Berkshire
                                                                  Executive Officer,                            Life Insurance
                                                                  IEmily.com (internet                          Company of
                                                                  company) (2000 - 2001);                       America; and
                                                                  Chief Executive Officer of                    Director,
                                                                  Consensus Pharmaceutical,                     IEmily.com
                                                                  Inc. (1998 - 1999); Founder,
                                                                  President and Chief
                                                                  Executive Officer of Spence
                                                                  Center for Women's Health
                                                                  (1994 - 1998); Trustee,
                                                                  Eastern Enterprise
                                                                  (utilities) (1988 - 2000).

Douglas T. Williams             Trustee        Term: Indefinite   Executive Vice President of    14             Trustee, State
State Street Master Funds                                         Chase Manhattan Bank (1987 -                  Street
P.O. Box 5049                                  Elected: 7/99      1999).  Mr. Williams retired                  Institutional
Boston, MA 02206                                                  in 1999.                                      Investment Trust

Age: 63

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                POSITION(S)    TERM OF OFFICE                                    FUND COMPLEX   OTHER
                                HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION           OVERSEEN BY    DIRECTORSHIPS
NAME, ADDRESS, AND AGE          TRUST          TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
----------------------          -----          -----------        ----------------------         -------        ---------------
OFFICERS:
--------
Donald A. Gignac                President      Term: Indefinite   Senior Vice President of       ------         ------
State Street Bank and Trust                                       State Street Bank and Trust
Company                                        Elected: 8/03      Company (2002 - present);
2 Avenue de Lafayette                                             Vice President of State
Boston, MA 02111                                                  Street Bank and Trust
                                                                  Company (1993 - 2002).
Age: 38

Karen Gillogly                  Treasurer      Term: Indefinite   Vice President of State        ------         ------
State Street Bank and Trust                                       Street Bank and Trust
Company                                        Elected: 9/03      Company (1999 - present);
One Federal Street                                                Audit Senior Manager, Ernst
Boston, MA 02110                                                  & Young LLP (1998 - 1999).

Age: 37

Julie A. Tedesco                Secretary      Term: Indefinite   Vice President and Counsel     ------         ------
State Street Bank and Trust                                       of State Street Bank and
Company                                        Elected: 5/00      Trust Company (2000 -
One Federal Street                                                present); Counsel of First
Boston, MA 02110                                                  Data Investor Services
                                                                  Group, Inc. (1994 - 2000).
Age: 46

      The By-Laws of the Equity 500 Index Portfolio provide that it shall indemnify each person who is or was a Trustee of the Equity 500 Index Portfolio against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings, if the person in good faith and reasonably believes that his or her conduct was in the Equity 500 Index Portfolio's best interest. The Equity 500 Index Portfolio, at its expense, provides liability insurance for the benefit of its Trustees and officers.

      Each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2003.

                                   Aggregate           Pension or Retirement       Estimated Annual    Total Compensation from Trust
                               Compensation from   Benefits Accrued as Part of      Benefits Upon        and Fund Complex Paid to
Name/Position                        Trust                Trust Expenses              Retirement                  Trustees
-------------                        -----                --------------              ----------                  --------
William L. Boyan, Trustee           $30,000                     $0                        $0                      $30,000
Michael F. Holland, Trustee         $30,000                     $0                        $0                      $30,000
Rina K. Spence, Trustee             $30,000                     $0                        $0                      $30,000
Douglas T. Williams, Trustee        $30,000                     $0                        $0                      $30,000

      The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the State Street Master Funds as of December 31, 2003.

                                                                                Aggregate Dollar Range of
                                                                      Equity Securities in All Registered Investment
                                      Dollar Range of Equity                 Companies Overseen by Trustee in
Name of Trustee                       Securities in the Trust                 Family of Investment Companies
---------------                       -----------------------                 ------------------------------
William L. Boyan                               None                                       None
Michael F. Holland                             None                                       None
Rina K. Spence                                 None                                       None
Douglas T. Williams                            None                                       None

      In determining to continue the Advisory Agreement for the Equity 500 Index Portfolio, the Board of Trustees of the State Street Master Funds considered all information reasonably necessary to evaluate the terms of the Advisory Agreement, including (i) the nature and quality of services rendered; (ii) the reasonableness of overall compensation to be paid by the Equity 500 Index Portfolio to the SSgA;
(iii) the requirements of the Equity 500 Index Portfolio for the services provided by the SSgA; (iv) the quality of the services expected to be provided;
(v) the fees payable for the services; (vi) the total expenses of the Equity 500 Index Portfolio; (vii) the profitability of SSgA with respect to the management of the Equity 500 Index Portfolio; (viii) the capabilities and financial condition of SSgA; (ix) the historical relationship between the State Street Master Funds and SSgA; and the (x) the "fall-out" financial benefits that SSgA may receive in providing services to the State Street Master Funds.

      Furthermore, the Board of Trustees of the State Street Master Funds, after reviewing various materials and reports, and following extended discussions with independent counsel to the independent Trustees, concluded that (i) SSgA and its personnel were sufficiently experienced and qualified to provide satisfactory investment advisory services for the Equity 500 Index Portfolio; (ii) the Equity 500 Index Portfolio's expense ratio and advisory fee appeared relatively low compared to other funds with similar investment objectives; (iii) the Equity 500 Index Portfolio's performance had been satisfactory when compared to its relevant benchmarks and other funds with similar investment objectives; and (iv) the profitability of SSgA for providing services to the Equity 500 Index Portfolio is fair and reasonable.

                                 CODE OF ETHICS

      The Manager, the Trust, SSgA, FAM and the sub-advisers have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, the Manager's and Trust's Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

                              PROXY VOTING POLICIES

      From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisers vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager, the sub-advisers or their affiliates. Please see Appendix A for a copy of the Policy. After August 31, 2004, the Funds' proxy voting record for the year ended June 30, 2004 will be available upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov.

      As noted in the Policy, proxy voting for the Funds that invest primarily in the securities of foreign issuers has been delegated to such Funds' sub-advisers. The International Equity and Emerging Markets Funds have each adopted the proxy voting policies and procedures of their respective sub-advisers for the portion of each Fund's assets under management by that sub-adviser. Each sub-adviser's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B.

      The proxy voting policy for each Index Portfolio is included in Appendix
C.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

      The following entities or persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 2004. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

American AAdvantage Balanced Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    96%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Emerging Markets Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    91%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Intermediate Bond Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    98%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage International Equity Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    27%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage International Equity Index Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies.................    100%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Large Cap Growth Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies.................    100%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Large Cap Value Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    93%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage S&P 500 Index Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    78%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Short-Term Bond Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    89%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Small Cap Index Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies.................    100%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage Small Cap Value Fund

Employee Benefit Plans of AMR Corporation and its subsidiary companies..................    63%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American AAdvantage U.S. Government Money Market Fund

Muir & Co. c/o Frost National Bank......................................................    58%
P.O. Box 2479
San Antonio, TX  78298-2479

      The Employee Benefit Plans of AMR Corporation and its subsidiary companies own 100% of the shares of: 1) the AMR Class of the Balanced Fund, the Emerging Markets Fund, the Intermediate Bond Fund, the International Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Short-Term Bond Fund, and the Small Cap Value Fund, and 2) the Institutional Class of the International Equity Index Fund and the Small Cap Index Fund. In addition, the Employee Benefit Plans of AMR Corporation and its subsidiary companies owned 89% of the shares of the Institutional Class of the S&P 500 Index Fund as of January 31, 2004.

      All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds. In addition, the following persons owned 5% or more of the outstanding shares of a Fund or Class as of January 31, 2004:

                                                                           Institutional      PlanAhead
Balanced Fund                                              Total Fund          Class            Class
-------------                                              ----------          -----            -----
C.R. Smith Museum                                                               51%
   P.O. Box 619617 MD 808
   DFW Airport, TX 75261-9617

United Way of Metropolitan Tarrant County Endowment                             20%
Inc.
   210 E. 9th St.
   Fort Worth, TX  76102

G&L Family Partners Ltd.                                                        10%
   4611 Meandering Way
   Colleyville, TX  76034

Fidelity Investments Institutional Operations
Co. Inc.*                                                                                         33%*
   100 Magellan Way

                                                                           Institutional      PlanAhead
Balanced Fund                                              Total Fund          Class            Class
-------------                                              ----------          -----            -----
   Covington, KY  41015

Mellon Bank as Trustee*                                                                            9%*
   135 Santilli Hwy.
   Everett, MA  02149

Jerry Warren, IRA Rollover                                                                         8%
   1358 Calle Yucca
   Thousand Oaks, CA  01360

Wells Fargo Bank Minnesota NA fbo
Retirement Plan                                                                                    5%*
Services*
   P.O. Box 1533
   Minneapolis, MN 55480-1533

*Denotes record owner of Fund shares only

                                                                    Institutional
Emerging Markets Fund                               Total Fund          Class        PlanAhead Class
---------------------                               ----------          -----        ---------------
Akin, Gump, Strauss, Hauer & Feld Co-Mingled                             40%
Qualified Plan Partnership
   1700 Pacific Ave. Ste. 4100
   Dallas, TX  75201

Richard & Jacqueline Hollander ttees fbo                                 33%
Hollander Family Trust
   1381 Moraga Dr.
   Los Angeles, CA  90049

Akin, Gump, Strauss, Hauer & Feld Non-Qualified                          13%
Plan Partnership
   1700 Pacific Ave. Ste. 4100
   Dallas, TX  75201

William F. and Doreen J. Quinn                                           11%
   1108 Loch Lomond Ct.
   Arlington, TX  76012

National Financial Services Corp.*                                                         41%*
   200 Liberty Street
   New York, NY  10281-1003

Edward Mingo, IRA                                                                          26%
   8821 Cortile Dr.
   Las Vegas, NV  89134

Wells Fargo Investments LLC*                                                               10%*
   608 Second Avenue South, 8th Floor
   Minneapolis, MN  55402

*Denotes record owner of Fund shares only


Enhanced Income Fund                                    Total Fund      PlanAhead Class
--------------------                                    ----------      ---------------
ISTCO for Pritchard, Hubble & Herr, LLC*                  100%*            100%*
   P.O. Box 523
   Belleville, IL 62222-0523

*Denotes record owner of Fund shares only

                                                                          Institutional     PlanAhead     Service
High Yield Bond Fund                                      Total Fund          Class           Class        Class
--------------------                                      ----------          -----           -----        -----
Charles Schwab & Co.*                                        10%*              15%*
   101 Montgomery Street
   San Francisco, CA  94104

National Financial Services LLC*                              6%*              10%*
   200 Liberty St., 5th Floor
   New York, NY  10281

Sabre Legacy Plan                                                               8%
   82 Devonshire St. #21M
   Boston, MA  02109

Wells Fargo Bank NA fbo Stoel Rives LLP                                         6%
   P.O. Box 1533
   Minneapolis, MN  55480-1533

ISTCO for Pritchard, Hubble & Herr, LLC*                     38%*                                90%*
   P.O. Box 523
   Belleville, IL  62222-0523

                                                                          Institutional     PlanAhead     Service
High Yield Bond Fund                                      Total Fund          Class           Class        Class
--------------------                                      ----------          -----           -----        -----
AMR Investment Services, Inc.                                                                               100%
   P.O. Box 619003, MD 2450
   DFW Airport, TX  75261-9003

*Denotes record owner of Fund shares only

                                                                       Institutional         PlanAhead
Intermediate Bond Fund                                 Total Fund          Class               Class
----------------------                                 ----------          -----               -----
Charles Schwab & Co.*                                                       63%*
   101 Montgomery Street
   San Francisco, CA  94104

William F. and Doreen J. Quinn                                              22%
   1108 Loch Lomond Ct.
   Arlington, TX  76012

Pershing LLC*                                                                9%*                7%*
   P.O. Box 2052
   Jersey City, NJ  07303-2052

National Financial Services Corp.*                                           5%*
   200 Liberty Street
   New York, NY  10281-1003

Larry Rheuben Harmon, IRA                                                                      30%
   12368 Reata Ct.
   San Diego, CA  92128

Leroy Leddon, IRA                                                                               5%
   9251 Westwood Shores Ct.
   Fort Worth, TX  76179

*Denotes record owner of Fund shares only

                                                                                     Institutional       PlanAhead     Service
International Equity Fund                                            Total Fund          Class             Class        Class
-------------------------                                            ----------          -----             -----        -----
Charles Schwab & Co.*                                                   20%*             34%*
   101 Montgomery Street
   San Francisco, CA  94104

NABank & Co.*                                                                             6%*
   P.O. Box 2180
   Tulsa, OK  74101-2180

National Financial Services Corp.*                                       5%*                                37%*
   200 Liberty Street
   New York, NY  10281-1003

Charles Schwab & Co.*                                                                                       23%*
   9601 E. Panorama Cir.
   Englewood, CO  80112-3441

Fidelity Investments Institutional Operations Co. Inc.*                                                     19%*
   100 Magellan Way
   Covington, KY  41015

AMR Investment Services, Inc.                                                                                            100%
   P.O. Box 619003, MD 2450
   DFW Airport, TX  75261-9003

*Denotes record owner of Fund shares only

                                                              Institutional    PlanAhead
Large Cap Growth Fund                         Total Fund          Class          Class
---------------------                         ----------          -----          -----
AMR Investment Services, Inc.                                     100%
   P.O. Box 619003, MD 2450
   DFW Airport, TX 75261-9003

                                                                                       Institutional       PlanAhead
Large Cap Value Fund                                                   Total Fund          Class             Class
--------------------                                                   ----------          -----             -----
NABank & Co.*                                                                               70%*
   P.O. Box 2180
   Tulsa, OK 74101-2180

FTC & Co.*                                                                                   7%*
   P.O. Box 173736
   Denver, CO  80217-3736

Charles Schwab & Co.*                                                                                         35%*
   9601 E. Panorama Cir.
   Englewood, CO  80112

Fidelity Investments Institutional Operations Co. Inc.*                                                       19%*

                                                                                       Institutional       PlanAhead
Large Cap Value Fund                                                   Total Fund          Class             Class
--------------------                                                   ----------          -----             -----
   100 Magellan Way
   Covington, KY  41015
National Financial Services Corp.*                                                                            10%*
   200 Liberty Street
   New York, NY  10281

*Denotes record owner of Fund shares only

                                                                             Institutional       PlanAhead
Money Market Fund                                           Total Fund           Class             Class
-----------------                                           ----------           -----             -----
Alliance Airport Authority                                      14%               43%
   c/o Monroe & Co.
   P.O. Box 160
   Westerville, OH  43086-0160

SC International Services Inc.                                                    15%
c/o Cash Management Accounting
   6191 N. State Highway 161
   Irving, TX  75038

RCL Enterprises Inc.                                                               9%
   200 E. Bethany Dr.
   Allen, TX  75002

National Investor Services Corp.*                               26%*                                  67%*
   55 Water Street, 32nd Floor
   New York, NY  10041

ISTCO for Pritchard, Hubble & Herr, LLC*                                                              12%*
   P.O. Box 523
   Belleville, IL  62222-0523

Aquinas Investment Advisors Inc.*                                                                      8%*
   5310 Harvest Hill Rd., Suite 248
   Dallas, TX  75230

Nationwide Trust Co. fbo Bremer Profit
   Sharing 401(k) Plan                                                                                 6%
   P.O. Box 1412
   Austin, TX 78767-1412

*Denotes record owner of Fund shares only

                                                     Total          PlanAhead
Municipal Money Market Fund                          Fund             Class
---------------------------                          ----             -----
National Investor Services Corp.*                    49%*             100%*
   55 Water Street, 32nd Floor
   New York, NY  10041

*Denotes record owner of Fund shares only

                                                                        Institutional       PlanAhead
S&P 500 Index Fund                                      Total Fund          Class             Class
------------------                                      ----------          -----             -----
National Financial Services Corp.*                         10%*                                77%*
   200 Liberty Street
   New York, NY  10281

*Denotes record owner of Fund shares only

                                                                                    Institutional     PlanAhead
Short-Term Bond Fund                                                Total Fund          Class           Class
--------------------                                                ----------          -----           -----
C.R. Smith Museum                                                                        53%
   P.O. Box 619617 MD 808
   DFW Airport, TX 75261-9617

William F. and Doreen J. Quinn                                                           15%
   1108 Loch Lomond Ct.
   Arlington, TX  76012

First National Bank of Litchfield                                                         8%
   P.O. Box 578
   Litchfield, CT  06759-05780

First Financial Trust NA*                                                                 5%*
   Three Newton Executive Park, Ste. 306
   2223 Washington Street
   Newton, MA  02462

Charles Schwab & Co.*                                                                                      28%*
   9601 E. Panorama Cir.
   Englewood, CO  80112

National Financial Services Corp.*                                                                         27%*
   200 Liberty Street
   New York, NY  10281

Merrill Lynch Pierce Fenner & Smith Inc.*                                                                  19%*
   4800 Deer Lake Dr. East
   Jacksonville, FL  32246

Fidelity Investments Institutional Operations Co. Inc.*                                                    12%*
   100 Magellan Way
   Covington, KY  41015

*Denotes record owner of Fund shares only

                                                                       Institutional       PlanAhead          Service
Small Cap Value Fund                                   Total Fund          Class             Class             Class
--------------------                                   ----------          -----             -----             -----
LaCross and Company                                                         24%
   P.O. Box 489
   La Crosse, WI 54602-0489

Mellon Bank as Trustee*                                                     20%*
   135 Santilli Hwy.
   Everett, MA  02149-1950

National Financial Services Corp.*                         6%*                                34%*
   P.O. Box 3908
   New York, NY  10163-3908

ISTCO for Pritchard, Hubble & Herr, LLC*                                                      28%*
   P.O. Box 523
   Belleville, IL  62222-0523

Charles Schwab & Co.*                                                                         19%*
   101 Montgomery Street
   San Francisco, CA  94104

AMR Investment Services, Inc.                                                                                   100%
   P.O. Box 619003, MD 2450
   DFW Airport, TX  75261-9003

*Denotes record owner of Fund shares only

                                                                           PlanAhead
U.S. Government Money Market Fund                        Total Fund          Class
---------------------------------                        ----------          -----
Muir & Co.                                                  43%               92%
c/o Frost National Bank
   P.O. Box 2479 San Antonio, TX 78298-2479

National Investor Services Corp.*                           16%*               8%*
   55 Water Street, 32nd Floor
   New York, NY  10041

*Denotes record owner of Fund shares only

                         INVESTMENT ADVISORY AGREEMENTS

      The Funds' sub-advisers are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment adviser has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-adviser are considered affiliates for the portion of Fund assets managed by that sub-adviser.

                                                                                                             Nature of Controlling
Sub-Adviser                                           Controlling Person/Entity           Basis of Control  Person/Entity's Business
-----------                                           -------------------------           ----------------  ------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.        Old Mutual Asset Managers (US) LLC          Parent Co.       Financial Services
Brandywine Asset Management, LLC                          Legg Mason, Inc.                   Parent Co.       Financial Services
Calamos Asset Management, Inc.                         Calamos Holdings, Inc.                Parent Co.       Financial Services
Causeway Capital Management LLC                Sarah H. Ketterer and Harry W. Hartford      Officers and      Financial Services
                                                                                               Owners         Financial Services

Goldman Sachs Asset Management, L.P.                    Goldman, Sachs & Co.                 Parent Co.       Financial Services
Hotchkis and Wiley Capital Management, LLC               HWCap Holdings, LLC               Majority Owner     Financial Services
                                                 Stephens Group Inc. and affiliates        Minority Owner     Financial Services
J.P. Morgan Investment Management Inc.          J.P. Morgan Fleming Asset Management         Parent Co.       Financial Services
                                                      Holdings Inc. ("JPMFAM")
                                                       J.P. Morgan Chase & Co.            Parent of JPMFAM    Financial Services

Lazard Asset Management LLC                            Lazard Freres & Co. LLC               Parent Co.       Financial Services
Metropolitan West Capital Management, LLC      Principals of Metropolitan West Capital    Majority Owners     Financial Services
                                                           Management, LLC

                                                                                                             Nature of Controlling
Sub-Adviser                                           Controlling Person/Entity           Basis of Control  Person/Entity's Business
-----------                                           -------------------------           ----------------  ------------------------
Morgan Stanley Investment Management Inc.                  Morgan Stanley                    Parent Co.       Financial Services
Opus Capital Management, Inc.                        Jakki L. Haussler, Leonard A.      Officers and Owners   Financial Services
                                                    Haussler and Kevin P. Whelan

Post Advisory Group, LLC                           Principal Global Investors, LLC         Majority Owner     Financial Services
Templeton Investment Counsel, LLC                     Franklin Resources, Inc.               Parent Co.       Financial Services
The Boston Company Asset Management, LLC            Mellon Financial Corporation             Parent Co.       Financial Services

      Prior to March 1, 2002, the Balanced, Emerging Markets, Intermediate Bond, Large Cap Value, Short-Term Bond, and Small Cap Value Funds invested all of their investable assets in a corresponding Portfolio of the AMR Trust. Prior to March 1, 2001, the Large Cap Growth Fund invested all of its investable assets in a corresponding Portfolio of the AMR Trust. Accordingly, the sub-advisers to these Funds received a fee on behalf of the Portfolio, and not the corresponding Fund, prior to these dates. As sub-advisers to a Master-Feeder Fund, the sub-advisers to the International Equity Fund receive a fee on behalf of the Portfolio, and not the corresponding Fund. The following table reflects the fees paid to the sub-advisers from the Portfolios or Funds (as applicable) for the fiscal years ending October 31, 2001, 2002 and 2003:

                                                         Investment Advisory      Investment Advisory      Investment Advisory
Sub-Adviser                                                 Fees for 2001            Fees for 2002           Fees for 2003
-----------                                                 -------------            -------------           -------------
Barrow, Hanley, Mewhinney & Strauss, Inc.                  $        942,681        $        940,459        $        891,679
Brandywine Asset Management, LLC                           $      1,251,782        $      1,491,479        $      1,375,801
Calamos Asset Management, Inc. (6)                                 N/A                     N/A             $         44,916
Causeway Capital Management LLC (3)                        $        105,903        $        709,845        $        698,897
Goldman Sachs Asset Management, L.P.                       $         60,706        $         86,968        $        113,112
Hotchkis and Wiley Capital Management, LLC (5)             $         85,938        $      1,227,280        $      1,159,269
Independence Investment LLC (1)                            $        287,790        $        265,450        $        248,657
J.P. Morgan Investment Management Inc.                     $         46,812        $         65,606        $         79,731
Lazard Asset Management LLC (3)                            $        938,814        $        903,224        $        873,118
Merrill Lynch Investment Managers, L.P. (3) (5)            $      1,080,588                N/A                     N/A
Metropolitan West Capital Management, LLC (2)              $        163,947        $        159,557        $        149,995
Morgan Stanley Investment Management Inc.                  $        114,943        $        186,787        $        198,308
Post Advisory Group, LLC (4)                               $        229,090        $        458,642        $      1,066,049
Templeton Investment Counsel, LLC                          $      1,099,693        $      1,029,852        $        988,056
The Boston Company Asset Management, LLC                   $         87,417        $        127,034        $        151,462

(1) As of December 1, 2000, Independence Investment LLC ceased to serve as a sub-adviser to the Balanced and Large Cap Value Funds. As of October 24, 2003, Independence Investment LLC ceased to serve as a sub-adviser to the International Equity Fund.

(2) As of December 1, 2000, Metropolitan West Capital Management, LLC was added as a sub-adviser to the Large Cap Value Fund.

(3) As of September 1, 2001, Causeway Capital Management LLC replaced Merrill Lynch Investment Managers, L.P. as a sub-adviser to the International Equity Fund.

(4) As of December 29, 2000, this firm became a sub-adviser to the High Yield Bond Fund. Prior to October 21, 2003, this firm was named MW Post Advisory Group, LLC.

(5) On October 9, 2001, Merrill Lynch Investment Managers, L.P. was replaced by Hotchkis and Wiley Capital Management, LLC as a sub-adviser to the Balanced, Large Cap Value, and Small Cap Value Funds.

(6) As of July 1, 2003, Calamos Asset Management, Inc. became a sub-adviser to the Enhanced Income Fund.

      Effective September 27, 2004, The Boston Company Asset Management, LLC was added as a sub-adviser to the International Equity and Small Cap Value Funds. The Manager has agreed to pay an annualized advisory fee to The Boston Company Asset Management, LLC according to the following schedule:

                  International Equity Fund

                                          0.50% on the first $100 million in
                                          assets under management,

                                          0.30% on the next $100 million in
                                          assets under management,

                                          0.25% on the next $100 million in
                                          assets under management, and

                                          0.20% on assets under management over
                                          $300 million

                  Small Cap Value Fund

                                          0.50% on the first $100 million in
                                          assets under management,

                                          0.45% on the next $150 million in
                                          assets under management, and

                                          0.40% on assets under management over
                                          $250 million

      Effective January 31, 2005, Opus Capital Management, Inc. was added as a sub-adviser to the Small Cap Value Fund. The Manager has agreed to pay an annualized advisory fee to Opus Capital Management, Inc. equal to 0.45% of the first $250 million in assets under management and 0.40% on assets under management over $250 million.

      Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-adviser, or by the sub-adviser upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

      SWS Financial Services, Inc. ("SWS"), located at 1201 Elm Street, Dallas, Texas 75270, is the distributor and principal underwriter of the Funds' shares, and, as such, receives an annualized fee of $50,000 from the Manager for distributing the shares of the Trust, the American AAdvantage Mileage Funds and the American AAdvantage Select Funds.

              MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

THE MANAGER

      The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the AMR Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust and the AMR Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes:

  -     complying with reporting requirements;

  -     corresponding with shareholders;

  - maintaining internal bookkeeping, accounting and auditing services and records; and

  -     supervising the provision of services to the Trusts by third parties.

      In addition to its oversight of the sub-advisers and the Index Portfolio advisers, the Manager invests the portion of all Fund assets that the sub-advisers determine to be allocated to high quality short-term debt obligations, except for the International Equity Fund, the Emerging Markets Fund, the Index Funds, and the High Yield Bond Fund.

      The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisers to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisers; and any extraordinary expenses of a nonrecurring nature.

      The following amounts represent management fees paid to the Manager based on total Fund or Portfolio assets, including funds and classes of shares not included in this SAI, some of which are no longer operational. All of the Funds, except for the Index Funds and the Money Market Funds, have a fiscal year end of October 31st. Management fees for the Funds with fiscal years ended October 31 were approximately as follows: 2001, $10,359,000, of which approximately $7,120,000 was paid by the Manager to the other sub-advisers; 2002, $10,895,000, of which approximately $7,590,000 was paid by the Manager to the other sub-advisers; and 2003, $7,323,000, of which approximately $5,354,000 was paid by the Manager to the other sub-advisers;. Management fees in the amount of approximately $39,500, $32,000 and $56,000 were waived/reimbursed by the Manager during the fiscal years ended October 31, 2001, 2002 and 2003.

      The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. The Money Market Funds have a fiscal year end of December 31st. Management fees for these Funds for the fiscal years ended December 31, 2001, 2002 and 2003 were approximately $10,352,000, $9,652,000 and $4,952,000. Because
these Funds are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived or reimbursed by the Manager in relation to these Funds.

      Under the Management Agreement, the Manager presently monitors the services provided by FAM to the Index Trust Portfolios and by SSgA to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of any of the Index Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund's average net assets, accrued daily and paid monthly.

      In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds with fiscal years ended October 31 were approximately as follows: 2001, $2,426,000; 2002, $2,710,000; and 2003, $2,834,000. Administrative services fees for the Index Funds and the Money Market Funds for the fiscal years ended December 31, 2001, 2002 and 2003 were approximately $6,900,000, $7,858,000 and
$1,569,000, respectively.

      The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Service Class of each Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Service Class advertising material and sales literature. The Manager will receive these fees regardless of the amount of the Manager's actual expenses related to distribution efforts on behalf of the Service Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Service Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal period from May 1, 2003 (the inception of the Service Class) through October 31, 2003 were not material to the Funds.

      The Manager receives compensation for administrative and oversight functions with respect to securities lending of all of the Funds, except for the Index Funds. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows: 2001, $309,704; 2002, $258,780; and 2003, $279,600. The Money Market Portfolios do not engage in securities lending, so the Manager received no compensation for these Portfolios for the fiscal years ended December 31, 2001, 2002 and 2003.

      The PlanAhead and Services Classes have each adopted a Service Plan (collectively, the "Plans"). The Plans provide that each Fund's PlanAhead and Service Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead and Service Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the PlanAhead and Service Class Prospectuses, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plans. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Service Class. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the Funds with fiscal years ended October 31 were approximately as follows: 2001, $333,000; 2002, $458,000; and 2003, $795,000. Service fees for the S&P 500 Index Fund and the Money Market Funds for the fiscal years ended December 31, 2001, 2002 and 2003 were approximately $752,000, $830,000 and
$683,000, respectively.

      The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board and the AMR Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 only if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

FAM

      Under the terms of the Index Trust's investment advisory agreement with FAM, FAM provides the Index Trust with investment advisory and management services. Subject to the supervision of the Index Trust Board, FAM is responsible for the actual management of each Index Trust Portfolio and constantly reviews each Portfolio's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM.

      The investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Index Trust connected with investment and economic research, trading and investment management of the Index Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. The Index Trust Portfolios and their corresponding Funds each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Index Trust Portfolios or Trustees of the Trust who are not officers, directors or employees of FAM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Index Trust Portfolios or Trustees of the Trust, and any extraordinary expenses.

      For the years ended December 31, 2001, 2002 and 2003, FAM earned $3,694, $19,219 and $21,203 as compensation for investment advisory services provided to the International Index Series. For the years ended December 31, 2001, 2002 and 2003, FAM earned $19,227, $19,128 and $22,670 as compensation for investment advisory services provided to the Small Cap Index Series.

      Under the Index Trust's Management Agreement with FAM, the annual fee rate payable to FAM by the Small Cap Index Series is 0.08% of the average daily net assets of the Small Cap Index Series. However, FAM has entered into a contractual fee waiver with the Index Trust on behalf of the Small Cap Index Series and certain corresponding feeder funds. As a result of such fee waiver, the current annual fee payable to FAM is 0.01% of the average daily net assets of the Small Cap Index Series. The contractual fee waiver will remain in effect from year to year with respect to the Small Cap Index Series unless the parties thereto agree otherwise not less than 30 days prior to the end of the then current fiscal year.

      FAM provides administrative services to the Index Trust. The Investment Advisory Agreement obligates FAM to provide certain administrative services to the Index Trust and to pay all compensation of and furnish office space for officers and employees of the Index Trust as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Index Trust Portfolio pays all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Index Trust Portfolios. Princeton Funds Distributor will pay certain of the expenses of the Index Trust Portfolios incurred in connection with the offering of their shares.

      Pursuant to a Subadministration Agreement between FAM and the Manager, FAM provides certain other administrative services to the Manager. These services include the maintenance and provision of various records related to the Small Cap Index Series and the International Index Series. For these services, FAM receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers. For the years ended December 31, 2002 and 2003, FAM earned $1,860 and $1,015 as compensation under the Subadministration Agreement.

SSGA AND STATE STREET

      Under the terms of the Equity 500 Index Portfolio's Investment Advisory Agreement with SSgA, SSgA manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. Subject to such policies as the Equity 500 Index Portfolio Board may determine, SSgA furnishes a continuing investment program for the Equity 500 Index Portfolio and makes investment decisions on its behalf. SSgA places all orders for purchases and sales of the Equity 500 Index Portfolio's investments.

      SSgA bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of SSgA, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.

      For the years ended December 31, 2001, 2002 and 2003, SSgA earned $298,783, $171,729 and $219,701 as compensation for investment advisory services provided to the Equity 500 Index Portfolio. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.

      State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

      For the years ended December 31, 2001, 2002 and 2003, State Street earned $1,105,012, $561,129 and $798,074 as compensation for administrative and other services provided to the Equity 500 Index Portfolio. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.

                             OTHER SERVICE PROVIDERS

      State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Portfolios of the AMR Trust and the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. The J.P. Morgan Chase Bank, New York, New York, serves as custodian for the assets of the International Index Series. Merrill Lynch Trust Company, Plainsboro, New Jersey, serves as the custodian for the assets of the Small Cap Index Series. Financial Data Services, Inc., Jacksonville, Florida, is the transfer agent for the Index Trust. The independent auditor for the Funds, the AMR Trust and the Equity 500 Index Portfolio is Ernst & Young LLP, Chicago, Illinois and Boston, Massachusetts. The independent auditor for the Index Trust is Deloitte & Touche LLP, Princeton, New Jersey.

                        PORTFOLIO SECURITIES TRANSACTIONS

      In selecting brokers or dealers to execute particular transactions, the Manager, SSgA, FAM and the sub-advisers are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio's net asset value), the sale of Trust shares by such broker-dealer or the servicing of Trust shareholders by such broker-dealer, and other information provided to the applicable Fund or Portfolio, to the Manager, SSgA, FAM and/or to the sub-advisers (or their affiliates), provided, however, that the Manager, SSgA, FAM or the sub-adviser determines that it has received the best net price and execution available. The Manager, SSgA, FAM and the sub-advisers are also authorized to cause a Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager, SSgA, FAM or the sub-advisers, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager, SSgA, FAM or the sub-adviser exercises investment discretion. The fees of the sub-advisers are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, AMR Trust Board, the Index

Trust Board, or the Equity 500 Index Portfolio Board, as applicable, the Manager, FAM, SSgA, or the sub-advisers (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Supplemental investment research obtained from such broker-dealers might be used by FAM in servicing all of its accounts, and all such research might not be used by FAM in connection with the Index Trust Portfolios. Consistent with the Conduct Rules of the National Association of Securities Dealers and policies established by Trustees, FAM may consider sales of shares of the Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions.

ALL FUNDS EXCEPT THE INDEX FUNDS

      Although the following discusses transactions in each Fund and the Board, it applies equally to each AMR Trust Portfolio and the AMR Trust Board. Future references in this section to "Fund" shall include the AMR Trust Portfolios.

      The Manager and each sub-adviser will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board and the AMR Trust Board, as appropriate, a sub-adviser of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases a Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

      The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

      The Funds and the Portfolios of the AMR Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund or Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds and Portfolios. Neither the Manager nor any of the sub-advisers receive any benefits from the commission recapture program. A sub-adviser's participation in the brokerage commission recapture program is optional. Each sub-adviser retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-adviser's obligation to seek the best execution available.

      For the fiscal years ended October 31, 2001, 2002 and 2003, the following brokerage commissions were paid by the Funds and Portfolios, as applicable. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets. Shareholders of these Funds bear only their pro-rata portion of such expenses.

Fund (or Portfolio)                  2001                 2002                2003
-------------------                  ----                 ----                ----
Balanced (1)                      $  431,045           $  454,914          $  261,251
Emerging Markets (1)              $  108,814           $  201,636          $  186,343
Enhanced Income (3)                   N/A                 N/A              $   15,242
International Equity              $1,253,698           $1,596,724          $1,123,748
Large Cap Growth (2)              $   17,683           $   40,058          $   47,355
Large Cap Value (1)               $  755,564           $  671,897          $  484,882
Small Cap Value (1)               $  352,267           $  755,439          $  989,893

(1) Prior to March 1, 2002, these Funds invested in a corresponding Portfolio of the AMR Trust. As such, commissions were paid by the respective corresponding Portfolio prior to that date.

(2) Prior to March 1, 2001, this Fund invested in a corresponding Portfolio of the AMR Trust. As such, commissions were paid by the respective corresponding Portfolio prior to that date.

(3)   The Fund commenced operations on July 1, 2003.

      During the fiscal year ended October 31, 2001, the following commissions were paid to affiliated brokers:

 PORTFOLIO                      BROKER                          AFFILIATED WITH                           COMMISSION
-----------                     ------                          ----------------                          ------------
Balanced                  Merrill Lynch & Co.             Merrill Lynch Investment Managers, L.P.         $      60,095
Balanced                  Legg Mason Wood Walker          Brandywine Asset Management LLC                 $         160
Large Cap Value           Merrill Lynch & Co.             Merrill Lynch Investment Managers, L.P.         $      78,505
Large Cap Value           Legg Mason Wood Walker          Brandywine Asset Management LLC                 $         290
Large Cap Growth          Goldman, Sachs & Co.            Goldman Sachs Asset Management                  $         595
Small Cap Value           Legg Mason Wood Walker          Brandywine Asset Management LLC                 $       7,468
International Equity      Merrill Lynch & Co.             Merrill Lynch Investment Managers, L.P.         $       6,105
Emerging Markets          Morgan Stanley Dean Witter      Morgan Stanley Investment Management            $       7,072

      The percentages of total commissions of the Balanced Portfolio, the Large Cap Value Portfolio, the Large Cap Growth Fund, the Small Cap Value Portfolio, the International Equity Portfolio, and the Emerging Markets Portfolio paid to affiliated brokers in 2001 were 14.19%, 10.43%, 3.36%, 2.12%, 0.49%, and 6.50%, respectively. The transactions represented 10.99% of the Balanced Portfolio, 8.20% of the Large Cap Value Portfolio, 2.40% of the Large Cap Growth Fund, 1.22% of the Small Cap Value Portfolio, 0.44% of the International Equity Portfolio, and 6.08% of the Emerging Markets Portfolio's total dollar value of portfolio transactions for the fiscal year ended October 31, 2001.

      During the fiscal year ended October 31, 2002, the following commissions were paid to affiliated brokers:

PORTFOLIO                       BROKER                       AFFILIATED WITH                          COMMISSION
---------                       ------                       ---------------                          ----------
Balanced                Legg Mason Wood Walker        Brandywine Asset Management LLC                $         500
Large Cap Value         Legg Mason Wood Walker        Brandywine Asset Management LLC                $         770
Large Cap Growth        Goldman, Sachs & Co.          Goldman Sachs Asset Management                 $         991
Small Cap Value         Legg Mason Wood Walker        Brandywine Asset Management LLC                $      15,264
Emerging Markets        Morgan Stanley                Morgan Stanley Investment Management           $       7,388

      The percentages of total commissions of the Balanced Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Small Cap Value Fund, and the Emerging Markets Fund paid to affiliated brokers in 2002 were 0.11%, 0.11%, 2.47%, 2.02%, and 5.94%, respectively. The transactions represented 0.10% of the Balanced Fund, 0.11% of the Large Cap Value Fund, 1.45% of the Large Cap Growth Fund, 0.92% of the Small Cap Value Fund, and 4.88% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2002.

      During the fiscal year ended October 31, 2003, the following commissions were paid to affiliated brokers:

  PORTFOLIO                   BROKER                       AFFILIATED WITH                       COMMISSION
  ---------                   ------                       ---------------                       ------------
Large Cap Growth         Goldman, Sachs & Co.        Goldman Sachs Asset Management             $        1308
Emerging Markets         Morgan Stanley              Morgan Stanley Investment Management       $          48

      The percentages of total commissions of the Large Cap Growth Fund and the Emerging Markets Fund paid to affiliated brokers in 2003 were 2.69% and 0.03%, respectively. The transactions represented 0.67% of the Large Cap Growth Fund and 0.06% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2003.

      The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

                                                 Aggregate                                                       Aggregate
                                                  Value of                                                        Value of
Regular Broker-Dealers             Fund          Securities  Regular Broker-Dealers           Fund               Securities
----------------------             ----          ----------  ----------------------           ----               ----------
Banc of America Secs. LLC    Balanced            $7,840,000    CS First Boston          Balanced                 $   553,000
                             Enhanced Income     $1,876,000                             Enhanced Income          $ 2,173,000
                             Intermediate Bond   $1,109,000                             High Yield Bond          $ 8,500,000
                             Large Cap Growth    $   30,000                             Intermediate Bond        $   664,000
                             Large Cap Value     $9,232,000                             International Equity     $17,712,000
                             Short-Term Bond     $2,136,000    Goldman, Sachs & Co.     Balanced                 $ 1,997,000
Bear Stearns & Co., Inc.     Balanced            $2,495,000                             Enhanced Income          $ 1,260,000
                             Enhanced Income     $  795,000                             Intermediate Bond        $ 1,992,000
                             Intermediate Bond   $  385,000                             Large Cap Growth         $    94,000
                             Large Cap Value     $2,516,000                             Short-Term Bond          $ 2,195,000
                             Short-Term Bond     $2,026,000    HSBC Securities Inc.     International Equity     $12,146,000
Chase Securities             Balanced            $5,962,000    Lehman Brothers          Enhanced Income          $   985,000

                                                 Aggregate                                                       Aggregate
                                                  Value of                                                        Value of
Regular Broker-Dealers             Fund          Securities  Regular Broker-Dealers          Fund                Securities
----------------------             ----          ----------  ----------------------          ----                ----------
                             Enhanced Income     $   507,000     Merrill Lynch           Balanced                $ 2,604,000
                             Intermediate Bond   $   704,000                             Enhanced Income         $   504,000
                             Large Cap Growth    $   334,000                             Intermediate Bond       $ 1,498,000
                             Large Cap Value     $ 7,580,000                             Large Cap Value         $ 3,481,000
Citigroup Global Markets     Balanced            $ 9,818,000                             Short-Term Bond         $ 1,822,000
                             Enhanced Income     $   388,000     Morgan Stanley          Balanced                $ 2,888,000
                             Intermediate Bond   $ 2,170,000                             Enhanced Income         $   596,000
                             Large Cap Growth    $    28,000                             High Yield Bond         $ 7,000,000
                             Large Cap Value     $11,359,000                             Intermediate Bond       $   499,000
                             Short-Term Bond     $ 2,179,000                             Large Cap Growth        $   115,000
                                                                                         Large Cap Value         $ 2,936,000
                                                                 UBS                     International Equity    $ 9,414,000

INDEX TRUST PORTFOLIOS

      FAM places all orders for purchases and sales of the Index Trust Portfolios' investments. Under the 1940 Act, persons affiliated with the Index Trust and persons who are affiliated with such persons are prohibited from dealing with the Index Trust as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Index Trust, including Merrill Lynch and any of its affiliates, will not serve as the Index Trust's dealer in such transactions. However, affiliated persons of the Index Trust may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Index Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Index Trust Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

      Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Index Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Index Trust and annual statements as to aggregate compensation will be provided to the Index Trust. Securities may be held by, or be appropriate investments for, the Index Trust Portfolios as well as other funds or investment advisory clients of FAM.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of FAM or an affiliate when one or more clients of FAM or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Index Trust or other clients or funds for which FAM or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      For the fiscal years ended December 31, 2001, 2002 and 2003, the Small Cap Index Series paid brokerage commissions of $100,123, $60,384 and $95,223, respectively, and paid $12 in commissions to Merrill Lynch in 2002. For the fiscal years ended December 31, 2001, 2002 and 2003, the International Index Series paid brokerage commissions of $72,458, $39,313 and $38,009, respectively, and paid $51 in commissions to Merrill Lynch in 2002. Shareholders of the Small Cap Index and International Equity Index Funds bear only their pro-rata portion of the brokerage commissions.

EQUITY 500 INDEX PORTFOLIO

      SSgA places all orders for purchases and sales of the Equity 500 Index Portfolio's investments. In selecting broker-dealers, SSgA may consider research and brokerage services furnished to it and its affiliates. Affiliates of SSgA may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the 1940 Act, which procedures require periodic review of these transactions.

      In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA's other clients. Investment decisions for the Equity 500 Index Portfolio and for SSgA's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.

      SSgA may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Equity 500 Index Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. SSgA has informed the Equity 500 Index Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates.

      For the fiscal years ended December 31, 2001, 2002 and 2003, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $226,991, $381,813 and $474,147, respectively. For the fiscal year ended December 31, 2003, the Equity 500 Index Portfolio paid $366,175 in commissions to State Street Global Markets LLC, an affiliated broker of SSgA. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions.

                               REDEMPTIONS IN KIND

      Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities. For the Master-Feeder Funds, redemptions in kind would be paid through distributions of securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

                                 NET ASSET VALUE

      It is the policy of the Money Market Fund, the Municipal Money Market Fund and the U.S. Government Money Market Fund (collectively, the "Money Market Funds") to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the corresponding Portfolios of the Money Market Funds to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The corresponding portfolios of the Money Market Funds may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two Rating Organizations, such as "P-1" by Moody's and "F-1" by Fitch, and have received the next highest short-term rating by other Rating Organizations, such as "A-2" by Standard & Poor's and "P-2" by Moody's. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

      To continue to qualify for treatment as a regulated investment company under the Tax Code ("RIC"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

      - Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity, Emerging Markets and International Equity Index Funds) foreign currencies, or certain other income, including gains from options, futures or forward contracts derived with respect to its business of investing in securities or those currencies ("Income Requirement");

      - Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total asset value and that does not represent more than 10% of the issuer's outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or any two or more issuers that are controlled by the Fund and engaged in the same, similar or related businesses ("Diversification Requirement"); and

      - Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus net short-term capital gain and, in the case of the International Equity, Emerging Markets and International Equity Index Funds, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Tax Code ("Distribution Requirement").

      Each Master-Feeder Fund, as an investor in its corresponding Portfolio, is or should be deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Master-Feeder Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions -- including distributions by the non-Money Market Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and distributions by the Municipal Money Market Fund that otherwise would qualify as "exempt-interest dividends" (as described below under "Taxation of the Funds' Shareholders") -- as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income by the end of its fiscal year, plus certain other amounts.

      See the part of the next section entitled "Taxation of Certain Investments" for a discussion of the tax consequences to each Fund of certain investments and strategies it or, in the case of a Master-Feeder Fund, its corresponding Portfolio may employ. For easier reading, the term "Portfolio" is used throughout that section to refer to both a Portfolio (the tax consequences to which generally would "flow-through" to its corresponding Master-Feeder Fund) and a non-Master-Feeder Fund (i.e., a Fund that invests directly instead of through a corresponding Portfolio).

TAXATION OF THE PORTFOLIOS

      The Portfolios and their Relationship to the Master-Feeder Funds. Each Portfolio is classified as a separate partnership for federal income tax purposes and is not a "publicly traded partnership" treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

      Because, as noted above, each Master-Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Master-Feeder Fund will be able to satisfy all those requirements.

      Distributions to a Master-Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Master-Feeder Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

      Taxation of Certain Investments. A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Master-Feeder Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Master-Feeder Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (plus, in the case of the Municipal Money Market Fund, its net tax-exempt interest income), including any original issue discount (and, in the case of the Municipal Money Market Fund, its share of its corresponding Portfolio's accrued tax-exempt original issue discount), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Master-Feeder Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Master-Feeder Fund's investment company taxable income and/or net capital gain.

      If one of the Portfolios acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, its corresponding Master-Feeder Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund;" however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.

      Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Balanced Fund, Emerging Markets Fund, Enhanced Income Fund, Equity 500 Index Portfolio, High Yield Bond Fund, Index Trust Portfolios, International Equity Portfolio, Large Cap Growth Fund, Large Cap Value Fund, and Small Cap Value Fund realize in connection therewith. The International Equity and International Equity Index Funds' share of their corresponding Portfolio's (1) gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income for each Fund under the Income Requirement. Similarly, the S&P 500 Index and Small Cap Index Funds' respective shares of the Equity 500 Index Portfolio and Small Cap Index Series' income from options and futures derived with respect to their business of investing in securities will be so treated for those Funds.

      Dividends and interest received by the International Equity Portfolio, the Emerging Markets Fund and the International Index Series, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors. There is uncertainty regarding the collectibility of tax reclaims by these Portfolios due to their partnership status for federal income tax purposes. Upon determination of these Portfolios' entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

      A Portfolio may invest in certain futures and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - and certain foreign currency options and forward contracts with respect to which it makes a particular election - that will be "section 1256 contracts." Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Master-Feeder Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to it.

      Section 988 of the Tax Code also may apply to a Portfolio's forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

      Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

      When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

      If a Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF THE FUNDS' SHAREHOLDERS

      Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distribution during the following January. Accordingly, those distributions will be reported by, and (except for "exempt-interest dividends," as defined below) taxed to, those shareholders for the taxable year in which that December 31 falls.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if they purchase Fund shares shortly before the record date for a distribution (other than an exempt-interest dividend), they will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      Distributions by the Municipal Money Market Fund of the amount by which its share of the Municipal Money Market Portfolio's income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders. Dividends paid by the Fund will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Portfolio's total assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Tax Code. The Fund and the Portfolio intend to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Tax Code.

      Exempt-interest dividends received by a corporate shareholder may be indirectly subject to the alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If more than 50% of the value of the total assets of the International Equity Fund, Emerging Markets Fund or International Equity Index Fund (including, as applicable, the share of their corresponding Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable that Fund's shareholders, in effect, to receive the benefit of the foreign tax credit with respect to that Fund's share of any foreign and U.S. possessions income taxes paid by the Portfolio. If the Fund makes this election, the Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective share of the Portfolio's income from foreign and U.S. possessions sources and the taxes paid by the Portfolio to foreign countries and U.S. possessions. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                        YIELD AND TOTAL RETURN QUOTATIONS

      A quotation of yield on shares of each class of the Money Market Funds may appear from time to time in advertisements and in communications to shareholders and others. Quotations of yields are indicative of yields for the limited historical period used but not for the future. Yield will vary as interest rates and other conditions change. Yield also depends on the quality, length of maturity and type of instruments invested in by the corresponding Portfolios of the Money Market Funds, and the applicable class's operating expenses. A comparison of the quoted yields offered for various investments is valid only if yields are calculated in the same manner. In addition, other similar investment companies may have more or less risk due to differences in the quality or maturity of securities held.

      The yields of the Money Market Funds may be calculated in one of two ways:

      (1) Current Yield--the net average annualized return without compounding accrued interest income. For a 7-day current yield, this is computed by dividing the net change in value over a 7 calendar-day period of a hypothetical account having one share at the beginning of a 7 calendar-day period by the value of the account at the beginning of this period to determine the "base period return." The quotient is multiplied by 365 divided by 7 and stated to two decimal places. A daily current yield is calculated by multiplying the net change in value over one day by 365 and stating it to two decimal places. Income other than investment income and capital changes, such as realized gains and losses from the sale of securities and unrealized appreciation and depreciation, are excluded in calculating the net change in value of an account. However, this calculation includes the aggregate fees and other expenses that are charged to all shareholder accounts in a class of a Fund. In determining the net change in value of a hypothetical account, this value is adjusted to reflect the value of any additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares.

      (2) Effective Yield--the net average annualized return as computed by compounding accrued interest income. In determining the 7-day effective yield, a class of a Fund will compute the "base period return" in the same manner used to compute the "current yield" over a 7 calendar-day period as described above. One is then added to the base period return and the sum is raised to the 365/7 power. One is subtracted from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)((365/7))] - 1

      Based on these formulas, the current and effective yields were as follows for the periods and Funds indicated:

                                                                               CURRENT YIELD FOR        EFFECTIVE YIELD FOR
                                                     CURRENT DAILY YIELD       THE 7 DAY PERIOD          THE 7 DAY PERIOD
                                                            AS OF                    ENDED                     ENDED
                                                      DECEMBER 31, 2003        DECEMBER 31, 2003         DECEMBER 31, 2003
                                                      -----------------        -----------------         -----------------
Institutional Class

    Money Market Fund                                       0.88%                    0.90%                     0.90%

PlanAhead Class

    Money Market Fund                                       0.58%                    0.59%                     0.60%
    Municipal Money Market Fund                             0.05%                    0.05%                     0.05%
    U.S. Government Money Market Fund                       0.44%                    0.46%                     0.46%

      The Municipal Money Market Fund also may advertise a tax equivalent current and effective yield. The tax equivalent yields are calculated as follows:

      CURRENT YIELD/(1-APPLICABLE TAX RATE) = CURRENT TAX EQUIVALENT YIELD

    EFFECTIVE YIELD/(1-APPLICABLE TAX RATE) = EFFECTIVE TAX EQUIVALENT YIELD

Based on these formulas and a 39.6% personal tax rate, the current and effective tax equivalent yields for the Municipal Money Market Fund - PlanAhead Class for the seven-day periods ended December 31, 2003 were 0.08% and 0.08%.

      The advertised yields for each class of the High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds are computed by dividing the net investment income per share earned during a 30-day (or one month) period less the aggregate fees that are charged to all shareholder accounts of the class in proportion to the 30-day (or one month) period and the weighted average size of an account in that class of a Fund by the maximum offering price per share of the class on the last day of the period, according to the following formula:

                             YIELD = 2{(a-b +1)(6)- 1}
                                        ---
                                        cd

where, with respect to a particular class of a Fund, "a" is the dividends and interest earned during the period; "b" is the sum of the expenses accrued for the period (net of reimbursement, if any) and the aggregate fees that are charged to all shareholder accounts in proportion to the 30-day (or one month) period and the weighted average size of an account in the class; "c" is the average daily number of class shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per class share on the last day of the period. Based on this formula, the 30-day yields for the period ended October 31, 2003 were as follows:

                             AMR Class       Institutional Class      PlanAhead Class       Service Class
                             ---------       -------------------      ---------------       -------------
High Yield Bond                 N/A                 6.43%                  6.12%                5.98%
Enhanced Income                 N/A                  N/A                   2.94%                 N/A
Intermediate Bond              4.22%                4.55%                  3.67%                 N/A
Short-Term Bond                2.86%                2.58%                  2.32%                 N/A

      Each class of the High Yield Bond, Enhanced Income, Intermediate Bond and Short-Term Bond Funds also may advertise a monthly distribution rate. The distribution rate gives the return of the class based solely on the dividend payout to that class if someone was entitled to the dividends for an entire month. A monthly distribution rate is calculated according to the following formula:

                     MONTHLY DISTRIBUTION RATE = A/P*(365/N)

where, with respect to a particular class of shares, "A" is the dividend accrual per share during the month, "P" is the share price at the end of the month and "N" is the number of days in the month. Based on this formula, the monthly distribution rates for the month of October 2003 were as follows:

                             AMR Class       Institutional Class      PlanAhead Class       Service Class
                             ---------       -------------------      ---------------       -------------
High Yield Bond                 N/A                 6.86%                  6.55%                6.10%
Enhanced Income                 N/A                  N/A                   3.03%                 N/A
Intermediate Bond              4.31%                4.61%                  3.75%                 N/A
Short-Term Bond                5.32%                5.04%                  4.78%                 N/A

      The advertised total return for a class of a Fund is calculated by equating an initial amount invested in a class of a Fund to the ending redeemable value, according to the following formula:

                                 P(1 + T)(n)= ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered.

      The advertised after-tax returns for a class of a Fund are calculated by equating an initial amount invested in a class of a Fund to the ending value, according to the following formulas:

                  AFTER TAXES ON DISTRIBUTIONS: P(1 + T)(n)= ATV(D)
          AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION: P(1 + T)(n)= ATV(DR)

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the class (after taxes on distributions or after taxes on distributions and redemption, as applicable); "n" is the number of years involved; "ATVD" is the ending value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered after taxes on fund distributions but not after taxes on redemption; and "ATVDR" is the ending value of a hypothetical $1,000 payment made in the class at the beginning of the investment period covered after taxes on fund distributions and redemption. After-tax returns will only be advertised for the Institutional and PlanAhead Classes of the non-Money Market Funds.

      Based on these formulas, annualized total returns were as follows for the periods and Funds indicated:

                                                         ONE-YEAR        FIVE-YEAR        TEN-YEAR PERIOD OR
                                                          PERIOD          PERIOD            FROM INCEPTION
                                                          THROUGH        THROUGH               THROUGH
                                                        10/31/03(1)     10/31/03(1)         10/31/03(1)(3)
                                                        -----------     -----------         --------------
AMR CLASS

Balanced Fund                                             20.06%           4.87%                8.84%
    After taxes on distributions                          18.01%           2.38%                5.83%
    After taxes on distributions and redemption           12.69%           2.71%                5.88%
Emerging Markets Fund                                     48.84%           N/A(2)               2.80%
    After taxes on distributions                          48.32%           N/A(2)               2.47%

                                                         ONE-YEAR        FIVE-YEAR        TEN-YEAR PERIOD OR
                                                          PERIOD          PERIOD            FROM INCEPTION
                                                          THROUGH        THROUGH               THROUGH
                                                        10/31/03(1)     10/31/03(1)         10/31/03(1)(3)
                                                        -----------     -----------         --------------
    After taxes on distributions and redemption           31.62%           N/A(2)               2.15%
Intermediate Bond Fund                                     4.62%           5.70%                6.61%
    After taxes on distributions                           3.00%           3.25%                4.17%
    After taxes on distributions and redemption            2.96%           3.68%                4.05%
International Equity Fund                                 31.77%           4.09%                8.05%
    After taxes on distributions                          30.57%           2.57%                6.41%
    After taxes on distributions and redemption           20.67%           2.84%                6.16%
Large Cap Growth Fund                                     21.09%           N/A(2)             -16.74%
    After taxes on distributions                          20.94%           N/A(2)             -16.80%
    After taxes on distributions and redemption           13.68%           N/A(2)             -13.77%
Large Cap Value Fund(6)                                   27.64%           3.68%                9.76%
    After taxes on distributions                          26.43%           1.14%                7.07%
    After taxes on distributions and redemption           17.73%           1.89%                7.05%
Short-Term Bond Fund(7)                                    3.82%           5.44%                5.47%
    After taxes on distributions                           1.94%           3.03%                2.90%
    After taxes on distributions and redemption            2.40%           3.51%                3.36%
Small Cap Value Fund                                      47.93%           N/A(2)              14.37%
    After taxes on distributions                          46.02%           N/A(2)              12.94%
    After taxes on distributions and redemption           30.73%           N/A(2)              11.57%
INSTITUTIONAL CLASS
Balanced Fund                                             19.77%           4.56%                8.56%
    After taxes on distributions                          19.25%           2.45%                5.79%
    After taxes on distributions and redemption           12.76%           2.70%                5.80%
Emerging Markets Fund                                     48.45%           N/A(2)               2.55%
    After taxes on distributions                          48.09%           N/A(2)               2.28%
    After taxes on distributions and redemption           31.40%           N/A(2)               1.98%
High Yield Bond Fund(5)                                   20.11%           N/A(2)              10.98%
    After taxes on distributions                          16.88%           N/A(2)               7.79%
    After taxes on distributions and redemption           11.20%           N/A(2)               6.20%
Intermediate Bond Fund                                     4.31%           5.87%                6.75%
    After taxes on distributions                           2.85%           3.51%                4.39%
    After taxes on distributions and redemption            2.73%           3.92%                4.22%
International Equity Fund                                 31.61%           3.84%                7.79%
    After taxes on distributions                          30.51%           2.41%                6.24%
    After taxes on distributions and redemption           20.57%           2.69%                5.98%
Large Cap Growth Fund                                     21.15%           N/A(2)             -16.84%
    After taxes on distributions                          20.99%           N/A(2)             -16.88%
    After taxes on distributions and redemption           13.72%           N/A(2)             -13.84%
Large Cap Value Fund(6)                                   27.30%           3.43%                9.50%
    After taxes on distributions                          26.21%           1.10%                6.96%
    After taxes on distributions and redemption           17.53%           1.82%                6.92%
Short-Term Bond Fund(7)                                    3.58%           5.22%                5.25%
    After taxes on distributions                           1.78%           2.90%                2.78%
    After taxes on distributions and redemption            2.26%           3.37%                3.22%
Small Cap Value Fund                                      47.45%           N/A(2)              14.06%
    After taxes on distributions                          46.10%           N/A(2)              12.79%
    After taxes on distributions and redemption           30.56%           N/A(2)              11.42%
PLANAHEAD CLASS
Balanced Fund                                             19.36%           4.32%                8.29%
    After taxes on distributions                          17.57%           2.06%                5.45%
    After taxes on distributions and redemption           12.28%           2.41%                5.52%
Emerging Markets Fund                                     48.07%           N/A(2)               2.42%
    After taxes on distributions                          47.55%           N/A(2)               2.12%
    After taxes on distributions and redemption           31.12%           N/A(2)               1.85%
Enhanced Income Fund                                      N/A(2)           N/A(2)               0.32%
    After taxes on distributions                          N/A(2)           N/A(2)               0.16%
    After taxes on distributions and redemption           N/A(2)           N/A(2)              -0.06%
High Yield Bond Fund                                      19.57%           N/A(2)              10.48%
    After taxes on distributions                          16.50%           N/A(2)               7.47%
    After taxes on distributions and redemption           10.94%           N/A(2)               5.95%
Intermediate Bond Fund                                     4.25%           5.30%                6.23%
    After taxes on distributions                           2.83%           3.03%                3.99%
    After taxes on distributions and redemption            2.73%           3.43%                3.86%
International Equity Fund                                 31.62%           3.65%                7.54%
    After taxes on distributions                          30.95%           2.35%                6.07%
    After taxes on distributions and redemption           20.79%           2.62%                5.82%
Large Cap Value Fund(6)                                   26.99%           3.14%                9.18%
    After taxes on distributions                          26.02%           0.77%                6.63%
    After taxes on distributions and redemption           17.35%           1.56%                6.64%
Short-Term Bond Fund(7)                                    3.38%           4.96%                5.03%
    After taxes on distributions                           1.71%           2.74%                2.64%
    After taxes on distributions and redemption            2.12%           3.19%                3.08%

                                                          ONE-YEAR         FIVE-YEAR      TEN-YEAR PERIOD OR
                                                           PERIOD           PERIOD          FROM INCEPTION
                                                           THROUGH         THROUGH             THROUGH
                                                         10/31/03(1)      10/31/03(1)       10/31/03(1)(3)
                                                         -----------      -----------       --------------
Small Cap Value Fund                                       47.12%            N/A(2)            13.77%
    After taxes on distributions                           45.20%            N/A(2)            12.45%
    After taxes on distributions and redemption            30.14%            N/A(2)            11.12%
SERVICE CLASS
High Yield Bond Fund                                       18.77%            N/A(2)            10.22%
    After taxes on distributions                           16.02%            N/A(2)             7.32%
    After taxes on distributions and redemption            10.66%            N/A(2)             5.86%
International Equity Fund                                  31.28%            3.60%              7.51%
    After taxes on distributions                           30.61%            2.30%              6.04%
    After taxes on distributions and redemption            20.56%            2.58%              5.80%
Small Cap Value Fund                                       46.84%            N/A(2)            13.72%
    After taxes on distributions                           44.93%            N/A(2)            12.41%
    After taxes on distributions and redemption            29.97%            N/A(2)            11.08%

                                                          ONE-YEAR         FIVE-YEAR      TEN-YEAR PERIOD OR
                                                           PERIOD           PERIOD          FROM INCEPTION
                                                           THROUGH         THROUGH             THROUGH
                                                         12/31/03(1)      12/31/03(1)       12/31/03(1)(3)
                                                         -----------      -----------       --------------
INSTITUTIONAL CLASS
International Equity Index Fund                             38.87%          N/A(2)              -4.71%
    After taxes on distributions                            38.44%          N/A(2)              -5.19%
    After taxes on distributions and redemption             25.58%          N/A(2)              -4.24%
Money Market Fund                                            0.97%           3.67%               4.52%
S&P 500 Index Fund(4)                                       28.26%          -0.80%               7.40%
    After taxes on distributions                            27.96%          -1.23%               6.93%
    After taxes on distributions and redemption             18.69%          -0.91%               6.18%
Small Cap Index Fund                                        46.90%          N/A(2)               4.52%
    After taxes on distributions                            46.80%          N/A(2)               4.18%
    After taxes on distributions and redemption             30.57%          N/A(2)               3.65%
PLANAHEAD CLASS
Money Market Fund                                            0.70%           3.36%               4.22%
Municipal Money Market Fund                                  0.32%           1.96%               2.53%
S&P 500 Index Fund(4)                                       27.65%          -1.18%               7.07%
    After taxes on distributions                            27.43%          -1.57%               6.66%
    After taxes on distributions and redemption             18.23%          -1.22%               5.92%
U.S. Gov't. Money Market Fund(8)                             0.61%           3.24%               4.04%

(1) Except for the Large Cap Growth and Emerging Markets Funds, total returns for the AMR Class of each Fund reflect Institutional Class returns from the date of commencement of operations of each of the Funds and returns of the AMR Class from the commencement of its operations through the end of each period. Total returns for the PlanAhead Class of each Fund reflect Institutional Class returns from the date of commencement of operations of each Fund and returns of the PlanAhead Class from the commencement of its operations through the end of each period. Total returns for the Service Class of each Fund reflect Institutional Class and PlanAhead Class returns from the date of inception of each class and returns of the Service Class from its inception through the end of each period. Due to the different expense structures between the classes, total returns would vary from the results shown had the classes been in operation for the entire periods.

(2)   The Fund was not operational during the entire period.

(3)   Inception dates are as follows:

     Fund                               Institutional Class     AMR Class        PlanAhead Class         Service Class
     ----                               -------------------     ---------        ---------------         -------------
Balanced                                      7/17/87             8/1/94             8/1/94                   N/A
Emerging Markets                              7/31/00            7/31/00             10/1/02                  N/A
Enhanced Income                                 N/A                N/A               7/1/03                   N/A
High Yield Bond                              12/29/00              N/A               3/1/02                 5/1/03
Intermediate Bond                             9/15/97             3/1/99             3/1/98                   N/A
International Equity                          8/7/91              8/1/94             8/1/94                 5/1/03
International Index                           7/31/00              N/A                 N/A                    N/A
Large Cap Growth                              7/31/00            7/31/00               N/A                    N/A
Large Cap Value                               7/17/87             8/1/94             8/1/94                   N/A
Money Market                                  9/1/87               N/A               8/1/94                   N/A
Municipal Money Market                          N/A                N/A               8/1/94                   N/A
Short-Term Bond                               12/3/87             8/1/94             8/1/94                   N/A
S&P 500 Index(4)                              1/1/97               N/A               3/1/98                   N/A
Small Cap Index                               7/31/00              N/A                 N/A                    N/A
Small Cap Value                              12/31/98             3/1/99             3/1/99                 5/1/03
U.S. Government Money Market                    N/A                N/A               8/1/94                   N/A

(4) On March 1, 1998, the S&P 500 Index Fund-AMR Class was redesignated the S&P 500 Index Fund-Institutional Class.

(5) A portion of the Management and/or Administrative Services fees has been waived for this Fund since its inception.

(6) Prior to March 1, 1999, the Large Cap Value Fund was known as the Growth and Income Fund and operated under different investment policies.

(7) Prior to March 1, 1998, the Short-Term Bond Fund was known as the Limited-Term Income Fund.

      Listings for certain of the Funds may be found in newspapers under the heading "Amer AAdvant."

                            DESCRIPTION OF THE TRUST

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

      The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The AMR Class is offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trust's Board of Trustees. The PlanAhead Class was created to give individuals and other smaller investors an opportunity to invest in the American AAdvantage Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets. The Service Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The expense structure of the Service Class allows for payments to these intermediaries for providing shareholder services.

      The Balanced, Emerging Markets, Enhanced Income, High Yield Bond, Intermediate Bond, Large Cap Growth, Large Cap Value, Short-Term Bond, and Small Cap Value Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. In addition, the International Equity Portfolio utilizes a multi-manager approach. Each sub-adviser is carefully chosen by the Manager through a rigorous screening process.

                                OTHER INFORMATION

      For easier reading, the term "Portfolio" is used throughout this section to refer to either a Fund or its Portfolio, unless stated otherwise.

      American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

      Asset-Backed Securities-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios' rating and quality requirements.

      Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

      Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Borrowing Risks-The Portfolios may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

      Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

      Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      Convertible Securities-Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

      Cover-Transactions using forward contracts, futures contracts, options on futures contracts and written options ("Financial Instruments") expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

      Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

      Dollar Rolls-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Portfolio maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

      Emerging Market Risks-The Emerging Markets Fund invests in the securities of issuers domiciled in various countries with emerging capital markets. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

      Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

      Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

      Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

      Eurodollar and Yankeedollar obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

      Foreign Debt Securities-The High Yield Bond Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include:
(a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. See "Eurodollar and Yankeedollar Obligations" for a further discussion of these risks.

      Forward Foreign Currency Exchange Contracts-A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against movements in future foreign exchange rates. The International Equity Portfolio, Emerging Markets Fund and International Equity Index Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges -- for example, a Portfolio may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward contracts may also serve as short hedges -- for example, a Portfolio may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from the anticipated dividend or interest payments denominated in a foreign currency. FAM or a sub-adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which FAM or the sub-adviser believes will bear a positive correlation to the value of the currency being hedged.

      The cost to a Portfolio of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, a Portfolio might be unable to close out a forward contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

      Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Equity 500 Index Portfolio and Index Trust Portfolios is explained further under "Index Futures Contracts and Options on Index Futures Contracts."

      The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

      To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC")), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts.

      Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high-grade liquid debt securities.

      The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by SSgA, FAM or a sub-adviser may still not result in a successful transaction.

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      In addition, futures contracts entail risks. Although SSgA, FAM or a sub-adviser may believe that use of such contracts will benefit a particular Portfolio, if that investment adviser's investment judgment about the general direction of, for example, an index is incorrect, a Portfolio's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

      General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

      Illiquid Securities-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

      Index Futures Contracts and Options on Index Futures Contracts-The Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, International Equity Portfolio, Emerging Markets Fund, Index Trust Portfolios, and Equity 500 Index Portfolio (the "Portfolios") may invest in index futures contracts, options on index futures contracts and options on securities indices.

            Index Futures Contracts-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

            At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

            Options on Index Futures Contracts-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

            The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

            The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

            The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolios may maintain maximum equity exposure. Each Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

            Futures Contracts on Stock Indices-The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios.

            In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

            Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

            Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. Each Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Portfolio's total assets.

            Options on Securities Indices-The Portfolios may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Portfolios.

            By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a covered put option, the Portfolios, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.

            Each Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

            When each Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

            The Portfolios have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Portfolios' activities in index options also may be restricted by the requirements of the Tax Code, for qualification as a RIC.

            The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

            Because options on securities indices require settlement in cash, SSgA, FAM or the sub-adviser may be forced to liquidate portfolio securities to meet settlement obligations.

            Options on Stock Indices-A Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

            Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

      Junk Bonds-Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the nationally recognized statistical rating organizations ("Rating Organizations"). For example, Moody's and Standard & Poor's rates them below Baa and BBB, respectively. Please see "Ratings of Long-Term Obligations" below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

      Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately.

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

The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

      Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

      Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

      Securities loans will be made in accordance with the following conditions:
(1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board, the AMR Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board, the AMR Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, to vote proxies.

      While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board, the AMR Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

      The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board, the AMR Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate. The Money Market Funds do not currently engage in securities lending.

      Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

            Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

            Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

            (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

            (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

            (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

            (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

      Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the AMR Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the AMR Trust Board, has delegated that responsibility to the Manager:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

      Options-The Enhanced Income Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see "Cover."

      An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

      By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

      The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

      When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

      Preferred Stock-A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately

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operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisers to determine whether they may be subject to the federal alternative minimum tax.

      Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations. Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond. The High Yield Bond Fund's sub-adviser will monitor the Fund's holdings on a continuous basis to assess those factors not reflected in the credit rating. Therefore, the achievement of the High Yield Bond Fund's investment objective will be more dependent on the sub-adviser's research abilities than if the High Yield Bond Fund invested primarily in higher-rated securities.

      The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations that are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

      Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. A rating of Ba by Moody's denotes obligations judged to have speculative elements. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Obligations rated B by Moody's generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's assigns a rating of Caa to those obligations considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. A rating of Ca signifies obligations considered by Moody's to be speculative to a high degree. Such issues are often in default or have other marked shortcomings. Obligations rated C by Moody's are considered in the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

      The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Fitch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the lowest expectation of credit risk. A AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB currently have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      Fitch's ratings of BB or lower are considered below investment grade. A rating of BB indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Ratings of CCC, CC, or C indicate a real possibility for default. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. A C rating signals imminent default. Ratings of DDD, DD, or D indicate obligations in default. Obligations rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process and are estimated to recover around 90-100% of outstanding amounts and accrued interest. Obligations rated DD are generally undergoing a formal reorganization or liquidation process and have the potential for recovery in the range of 50-90%. Obligations rated D are generally undergoing a formal reorganization or liquidation process but have recovery potential below 50%.

      The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited ("DBRS") are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events. Obligations rated A are of satisfactory credit quality and are considered more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies. Obligations rated BBB are of adequate credit quality. They are more susceptible to adverse changes in economic and financial conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

      DBRS' ratings of BB or lower are considered speculative. A rating of BB indicates that the degree of protection afforded principal and interest is uncertain, particularly during periods of economic recession. A B rating signifies a reasonable high level of uncertainty that exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Obligations rated CCC, CC and C are considered very highly speculative and are in danger of default of interest and principal. In practice, there is little difference between the C to CCC categories, with CC and C normally used to lower ranking debt of companies where the senior debt is rated in the CCC to B range. A rating of D indicates obligations in default of either interest or principal.

      Standard & Poor's and Fitch apply indicators (such as "+" and "-") and DBRS adds "high" or "low" to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

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

      Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs that are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

      Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

      Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

      Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

      Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1
(high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

      Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

      Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Manager, the sub-adviser, the Equity 500 Index Portfolio Board or the Index Trust Board, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board, the AMR Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board, the AMR Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

      In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

      Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment adviser possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

      Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

      Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

      Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

      Section 4(2) Securities-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

      The Board, the AMR Trust Board, the Equity 500 Index Portfolio Board, the Index Trust Board, and the applicable sub-adviser will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

      Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio investing in STRIPs will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

      Short Sales- In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager, FAM or a sub-adviser may sell a security a Portfolio does not own, or in an amount greater than the Portfolio owns (i.e., make short sales). With respect to the Index Portfolios, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities' weightings in the target index. Generally, to complete a short sale transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Portfolio, the Portfolio will incur a loss. Conversely, the Portfolio will realize a gain if the price of the security decreases between selling short and replacement. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

      Synthetic Convertible Securities-The sub-adviser to the Enhanced Income Fund may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

      The Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

      The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

      Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

      U.S. Government Securities-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

      U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS.

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

      Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

      Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

      (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

      (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

      (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

      As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

      Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

      When-Issued and Forward Commitment Transactions- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

                              FINANCIAL STATEMENTS

      The American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 2003, the American AAdvantage Money Market Funds' Annual Report to Shareholders for the period ended December 31, 2003 and the Index Funds' Annual Report to Shareholders for the period ended December 31, 2003 are supplied with the Statement of Additional Information, and the financial statements and accompanying notes appearing therein are incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

         PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST AND AMR TRUST

                          AMR INVESTMENT SERVICES TRUST
                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        AMERICAN AADVANTAGE SELECT FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

                          LAST AMENDED AUGUST 18, 2003

PREFACE

      Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the AMR Investment Services Trust and shareholders of the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

      The Funds are managed by AMR Investment Services, Inc. (the "Manager"). The Funds' Boards of Trustees have authorized the Manager to direct the Funds' custodian (the "Custodian") as to the voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved of by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

      For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

DOMESTIC FUNDS - PROCEDURES

      1. VOTING - The Funds follow a two-tiered approach to determine how to vote proxies. First, the Manager recognizes that a company's management has the responsibility for day-to-day operations and is usually in the best position to make recommendations regarding proxy proposals. Thus, the Custodian has been instructed by the Manager to vote with management's recommendations, unless it is notified to vote otherwise by the Manager in writing.

      Second, each Subadviser is responsible for evaluating proxy proposals related to securities held in the Domestic Fund(s) under their supervision and for determining whether the proxy should be voted with or against management's recommendation. A Subadviser shall rely on its own proxy voting policy for such evaluation determinations. If a Subadviser concludes that it will recommend voting against management's recommendation, the Subadviser will communicate its conclusion to the Manager in detail along with its proposed voting position.

      The assets of each Domestic Fund are allocated across multiple Subadvisers, and one Subadviser may reach a different conclusion with respect to the same proxy proposal for a security. As a result, the Manager has implemented the foregoing arrangement with the goal of voting all shares subject to the same proxy held by the Fund in the same direction (i.e. either for or against).

      Once the matter has been brought to the attention of the Manager, the Manager will conduct its analysis of the proxy proposal, which will include: (1) discussing the issue with any other Subadvisers holding the same security to determine their recommended voting position; (2) determining whether the Subadviser's recommendation could have been influenced by a potential conflict of interest; and (3) in some cases, consulting

                                                                      APPENDIX A

with a proxy voting service retained to assist in the objective review of proxy proposals. As part of its analysis, the Manager will follow the guidelines set forth in Domestic Funds - Policies below.

      Issues requiring analysis on a case-by-case basis will be voted according to the Subadviser's recommendation when the Funds owns less than 1% of the company's outstanding shares AND less than $3 million of the company's market capitalization.

      2. CONFLICTS OF INTEREST - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If a Subadviser recommends voting against management's recommendation for a particular proposal, the Manager will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

            a. PROXIES FOR AFFILIATED FUNDS - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the Board of Trustees' recommendations in the proxy statement.

            b. BUSINESS / PERSONAL CONNECTIONS OF THE MANAGER - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

            The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

            c. BUSINESS / PERSONAL CONNECTIONS OF THE SUBADVISERS - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.

DOMESTIC FUNDS - POLICIES

      1. ROUTINE PROPOSALS - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation or organization. Traditionally, these include:

            A.    Location of annual meeting

            B.    Employee stock purchase plan

            C.    Appointment of auditors

            D.    Corporate strategy

                                                                      APPENDIX A

            E.    Director compensation

            F.    Director indemnification and liability protection

            G.    Reincorporation

            H.    Change of Corporate Form

      The Funds' policy is to SUPPORT management on these types of routine proposals but care must be exercised that each vote is weighed on its own merits. All situations will be viewed individually and independently with the focus on the financial interest of shareholders.

      2. SOCIAL, POLITICAL AND ENVIRONMENTAL PROPOSALS - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to SUPPORT management. Financial interest of the Funds' shareholders will be the only consideration for investment decisions.

      3. SHAREHOLDER EQUALITY PROPOSALS - Issues that discriminate against other shareholders with the intention of reducing the value of the shareholders' stake will NOT BE SUPPORTED. Non-discriminatory proposals include:

            A. ANTI-GREENMAIL - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

            B. FAIR PRICE PROVISIONS - Provisions that guarantee an equal price to all shareholders will be supported.

      4. NON-ROUTINE PROPOSALS - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interests of Funds' shareholders.

      Various factors will contribute in the decision-making process assessing the financial interests of the Funds' shareholders. However, consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the majority of the board is independent, support should be for the board's recommendations. In addition, for proxies issued by registered investment companies ("RICs"), reference will be made to the Investment Company Institute's Report of the Advisory Group on Best Practices for Fund Directors ("ICI Best Practices") and any relevant SEC staff interpretations for guidance. However, all situations will be reviewed on a case-by-case basis.

      Management's record, strategy and tenure will contribute to the decision-making process. The tendency will be to side with management if, in the past, it has shown the ability to maximize company performance and thus, shareholder wealth, over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

      Finally, decisions on non-routine proposals may be based on the sponsor of the proposal, percentage of ownership in the company and/or other relevant factors. Again, all situations will be reviewed on a case-by-case basis with the focus on the financial interest of the Funds' shareholders.

      The following are some specific issues that might directly impact the financial interest of the Funds' shareholders.

            A. BOARD OF DIRECTORS

            a. UNCONTESTED ELECTIONS - Uncontested candidates will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT management's slate during uncontested elections, particularly if independent. The company is the best judge of who is able and available to serve, and who will work well together.

            b. CONTESTED ELECTIONS - Contested candidates will be evaluated on a CASE-BY-CASE basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side. For RICs, the board's proportion of independent directors and how each candidate would affect this proportion if elected will be considered. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

                                                                      APPENDIX A

            c. INDEPENDENT COMPENSATION COMMITTEE - An independent committee will best represent shareholder interests and guard against conflicts of interest in executive pay decisions. An independent committee will have no financial interest in the outcome.

            All situations regarding independent compensation committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent compensation committees.

            d. INDEPENDENT NOMINATING COMMITTEE - Proponents contend that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgements. Independent directors selected by CEOs, even if they have no affiliations with the company, may feel obligated to side with the CEO.

            Opponents contend that CEOs depend on outside directors for advice and support, and therefore must be involved in the decision-making process to ensure they can work comfortably together. Additionally, questions arise over the appropriateness of independent directors deciding on the composition and structure of the board, rather than individuals associated with the company.

            All situations regarding independent nominating committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent nominating committees.

            e. CLASSIFIED BOARDS - A typical classified board is divided into 3 groups with one group standing for election every third year. Proponents contend that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy. Long-term company value depends on continuity and stability in governance, which classified boards provide.

            Opponents contend that an annual election of directors increases accountability and responsiveness of directors to all the varying interests on the board and thus contributes to sound corporate governance. Secondly, shareholders would be deprived of takeover premiums. A potential acquirer, needing 2 years to gain a majority position on the board, may refrain from even attempting to win control. Therefore, this barrier to control depreciates the value of the company.

            All situations will be viewed individually and independently but the Funds' policy is to SUPPORT classified boards. Staggered boards provide continuity, stability and experience which are crucial when evaluating company issues.

            f. CUMULATIVE VOTING - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. Proponents contend it would increase minority representation on the board.

            Opponents contend that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.

            All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

            g. INDEPENDENT BOARDS - Proponents contend independent boards will permit clear and independent decision making, benefiting shareholders' long-term interests. Board members who are independent are more likely to protect shareholders' interests unlike company executives or other insiders. As defined by the NYSE Corporate Accountability and Listing Standards Committee, an "independent director" is an individual who has had no personal or business relationship with management. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

            Opponents contend that directors are selected on quality and their goal must be to achieve the best overall results for the company. Additionally, inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term interests. A January 1991 study by institutional voting research service showed no correlation between independent boards and financial performance.

                                                                      APPENDIX A

            All situations regarding independent boards will be evaluated on a case-by-case basis. The Funds' policy is to generally SUPPORT independent boards, although this policy should not be deemed to prevent support for boards in which management holds one board seat, or a small percentage of seats in the case of very large boards. Evaluation will be based on the performance, effectiveness and level of independence of the board of directors. The board's performance and effectiveness will be determined through reference to the company's long-term performance.

            h. BOARD DIVERSITY (INCLUSIVENESS) - Proponents are pressuring companies to make greater efforts to seek out qualified women and minority candidates for director seats, since women and minorities are poorly represented on corporate boards.

            Opponents contend that it is the duty of all directors to serve all the corporation's constituents.

            All situations regarding board diversity will be evaluated on a CASE-BY-CASE basis and will consider the availability of qualified women and minorities.

            i. SEPARATE CHAIRMAN, CEO POSITIONS - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

            Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively uncommon in the U.S.

            All situations regarding separate chairman, CEO positions will be evaluated on a CASE-BY-CASE basis, taking into consideration the success of the CEO in implementing a business plan.

            j. LEAD DIRECTOR - Election of a lead director has become an alternative to the separate chairman, CEO provision. Proponents contend that a lead director will lead the independent directors in evaluating and enhancing the performance of the board. Elected by the independent members of the board, the lead director would be responsible for coordinating the evaluation by the independent directors of the board's performance and the contribution of each board member.

            Opponents contend companies have traditionally had one leader. With one leader, there is no question with respect to decision making. A lead director may prove cumbersome and factions may develop, thereby not providing the company with quick, efficient decision-making capabilities during crisis periods.

            All situations regarding lead directors will be evaluated on a CASE-BY-CASE basis.

            k. MINIMUM DIRECTOR STOCK / FUND OWNERSHIP - Proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

            Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate less-than-wealthy candidates who may not be able to meet the minimum investment.

            All situations regarding minimum fund ownership by a RIC's directors will be evaluated on a CASE-BY-CASE basis. Although all situations regarding minimum stock ownership by corporate directors will also be evaluated on a case-by-case basis, the Funds generally will NOT SUPPORT proposals for minimum stock ownership by corporate directors.

                                                                      APPENDIX A

      B. EXECUTIVE / DIRECTOR COMPENSATION

            a. INCENTIVE/STOCK OPTION PLANS (ESTABLISH, AMEND, ADD) - Proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

            Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily reachable incentive goals may not provide the necessary incentive for management.

            Generally, if the board is independent and if the company has performed well over the previous 3-5 year period, the Funds will support these plans. However, due to the complexity of incentive/stock option plans, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Among the criteria that might be used:

            -     Dilution in excess of the company's peer group

            -     Performance benchmarks

            -     Overall executive compensation levels

            -     Reasonableness test

            -     Participation

            -     Exercise and payment terms

            -     Repricing/replacing underwater options

            b. DISCOUNTED STOCK OPTIONS - Discounted stock options are options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit.

            Opponents criticize "in-the-money" options, as they do not give management much incentive to increase share value, while the purpose of granting stock options should be to align executives' interests with those of the shareholders.

            All situations will be viewed individually and independently but the Funds generally will NOT SUPPORT discounted stock option plans.

            c. EXCHANGE OF UNDERWATER OPTIONS - Options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. Supporters contend options that have no chance of rising above water should be exchanged, as they fail to align management with shareholders. Additionally, the slump in the market price may be attributable to an industrywide or marketwide slump, rather than poor management.

            Opponents contend that other shareholders have no such protection from falling stock prices and executives bear no risk if management is willing to bail them out when the stock price falls. Shareholders generally feel disgruntled, as they are not afforded the same downside risk protection as management.

            All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT the exchange of underwater options, except in extraordinary cases involving market drops unrelated to company-specific performance.

            d. CAP OR LIMIT EXECUTIVE AND DIRECTOR PAY - Proponents propose to cap or cut pay relative to some benchmark (i.e. multiple of president's salary or average worker). Generally, past poor performance or alleged excesses in pay have led to this proposal.

            Opponents contend that these proposals would hamper their abilities to attract and retain top-quality executives. Top employees would leave for higher-paying positions with competitors hampering the companies' long-term interests.

                                                                      APPENDIX A

            All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain executives and align shareholder and management interests.

            e. DISCLOSURE OF $100,000 EARNERS - Proponents contend that due to the complexity and variety of compensation plans it is extremely difficult to determine how and how much executives are paid. Proxy statement disclosures should allow shareholders to track trends in pay and compare pay packages across companies.

            Opponents contend providing additional disclosure would provide no new meaningful information to shareholders and would put the companies at a competitive disadvantage.

            All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT disclosure of $100,000 earners. Recent SEC changes in disclosure requirements create clear and comprehensible disclosure of executive compensation.

            f. LINK PAY TO PERFORMANCE - Proponents contend that by linking pay to performance you will align management's interests with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.

            Opponents contend that there is no set definition of "pay for performance." Without proper benchmarks that will not be affected by uncontrollable factors, management and shareholder interests will not be aligned. Linking pay to performance can also hurt shareholders by encouraging short-term thinking and manipulative recordkeeping.

            All situations will be viewed individually and independently on a case-by-case basis; however, the Funds will generally SUPPORT proposals to link pay to performance.

            g. GOLDEN PARACHUTE PROVISIONS - Golden parachutes provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as it aids in the attraction and retention of managers.

            However, opponents contend the existence of these provisions can discourage takeover attempts as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

            Due to the complexity of golden parachutes, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, they are clearly an attempt to raise the cost to a third party of acquiring the company. Generally, if the board is independent and the company has a good performance record, the Funds will support golden parachute provisions. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.

            h. EXPENSING STOCK OPTIONS - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.

            Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.

                                                                      APPENDIX A

            Generally, the Funds will SUPPORT management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules. However, given past abuses relating to stock options, every situation will be reviewed on a CASE-BY-CASE basis.

      C. RIC CONTRACTS AND POLICIES

            a. INVESTMENT ADVISORY CONTRACTS - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

            b. DISTRIBUTION PLANS - All proposals pertaining to a RIC's distribution plan will be reviewed on a CASE-BY-CASE basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the Funds' shareholders.

            c. FUNDAMENTAL OBJECTIVES / POLICIES - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

      D. CONFIDENTIAL VOTING - Proponents contend that confidential voting allows shareholders to make decisions without pressure from opposing sides. Voting is tabulated by a third party before presentation. Arguments are made in the context of a democratic political election where voters cast their ballots in secret.

      Opposition contends that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment and pension funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive.

      All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

      E. SUPERMAJORITY-VOTING PROVISIONS - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

      Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

      All situations regarding supermajority-voting provisions will be reviewed on a CASE-BY-CASE basis.

      F. ANTI-TAKEOVER PROPOSALS - All situations should be viewed individually and independently, but the Funds' policy is generally to SUPPORT poison pills, preemptive rights, fair pricing and dual class voting, especially when the majority of the board is independent. These provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders. These proposals are discussed in further detail below.

            a. POISON PILLS (SHAREHOLDER RIGHTS PLANS) - Poison pills protect shareholders from coercive and unfair offers. They encourage potential bidders to negotiate directly with the board of directors. Therefore, proponents believe that all shareholders will receive a better/fairer offer.

                                                                      APPENDIX A

            Opposition believes the removal will enhance management's accountability to shareholders. Poison pills may also discourage potential takeover bids, which would potentially reduce shareholder value. Additionally, many poison pills were enacted without a vote by shareholders. Many believe that shareholders should make the decision.

            It is generally the Funds' policy to support poison pills; however, the following features of the poison pills will be considered:

            - Does the pill have a sunset clause (i.e. it dissolves at a certain point in the future)?

            - Does the pill have a provision to allow shareholders to redeem the pill for certain types of offers?

            -     Can the board redeem the pill for qualifying offers?

            - What is the trigger that activates the pill (i.e. what percentage of shares held)?

            b. PREEMPTIVE RIGHTS - Preemptive rights enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. Opponents of preemptive rights contend that these rights are only used as a takeover defense and that shareholders can maintain their relative position with no difficulty in the open market.

            c. FAIR PRICING PROVISIONS - Fair pricing provisions require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. These provisions attempt to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. Opponents contend that these provisions can prevent tender offers from being made, thereby entrenching management.

            d. DUAL CLASS VOTING PROVISIONS - Dual class voting provisions create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.

      G. STOCK RELATED PROPOSALS

            a. INCREASE AUTHORIZED COMMON/PREFERRED STOCK - A request for additional shares of stock were, in the past, considered routine voting items. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

            All situations should be viewed individually and independently but the Funds' policy is to SUPPORT increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth.

            b. BLANK CHECK PREFERRED - The board has the discretion to establish voting, dividend, conversion and other rights for blank check preferred stock without further authorization from shareholders. With no limits, the board is free to shape it in the most attractive manner for the market regardless of the effect on other shareholders. Proponents contend this flexibility is needed to meet varying financial conditions. Additionally, the rights of shareholders are protected because the structure of the blank check is approved by the full board, not just management.

            Opponents contend that approving this proposal gives the companies too much power. The shares can be used to implement a poison pill or to help block a takeover bid by placing them in friendly hands. Additionally, once authorized, the shareholders have no further power to determine how or when the stock will be allocated.

            All situations should be viewed individually and independently, but the Funds' policy is to SUPPORT blank check preferred proposals. Blank check preferred stock gives management the flexibility it needs to compete in today's ever-changing market.

                                                                      APPENDIX A

                  c. TARGETED SHARE PLACEMENTS - This is the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

                  Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but the holder of the share placement may also have a senior claim or return from company assets.

                  All situations regarding targeted share placements will be reviewed on a CASE-BY-CASE basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

            H. MERGERS, ACQUISITIONS, RESTRUCTURINGS - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions, but an offer can be rejected if it is believed that the long-term interests of the shareholders will be best served by the company continuing in its current form.

            All situations regarding mergers, acquisitions, or restructurings will be reviewed on a CASE-BY-CASE basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for Fund shareholders.

            I. OTHER BUSINESS - The Funds will generally SUPPORT management with respect to "Other Business."

      5. OTHER PROPOSALS - All proposals not addressed above will be decided on a CASE-BY-CASE basis. As with non-routine proposals, decisions will be based primarily on management's and the board's responsiveness to enhancing shareholder wealth. In these situations, the Manager will use its judgment in directing the Custodian to vote in the best interest of Fund shareholders and will implement changes to the Policy when appropriate.

INTERNATIONAL FUNDS - PROCEDURES

      1. VOTING - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

      2. CONFLICTS OF INTEREST - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

      If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

ALL FUNDS - OTHER PROCEDURES

      1. RECORDKEEPING - Records of all votes will be maintained by a) the Custodian for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes against management will be maintained by the Manager. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional

                                                                      APPENDIX A

information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

      2. DISCLOSURE - The Manager, in conjunction with the Custodian and the International Subadvisers, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

      3. BOARD OVERSIGHT - On at least an annual basis, the Manager will present the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

                                                                      APPENDIX B

PROXY VOTING POLICIES - INTERNATIONAL EQUITY AND EMERGING MARKETS FUND SUB-ADVISERS

CAUSEWAY CAPITAL MANAGEMENT LLC
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

      Causeway votes proxies solely in the best interests of the client in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management's slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and attempts to classify boards of directors or eliminate cumulative voting. Causeway votes other matters - including equity-based compensation plans
- on a case-by-case basis.

      Causeway's interests may conflict with the client on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway's Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a "for" or "against" or "with management" guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.

      Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway's ability to vote. As a result, a client's non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

LAZARD ASSET MANAGEMENT LLC
SUMMARY OF PROXY VOTING POLICIES

A. Introduction

      As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B. Administration and Implementation of Proxy Voting Process

      Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

      Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the

                                                                      APPENDIX B

proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals

      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest

      Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

MELLON FINANCIAL CORPORATION (PARENT COMPANY OF THE BOSTON COMPANY ASSET MANAGEMENT, LLC) SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

      The Boston Company, through its participation on the Proxy Policy Committee of its parent company, Mellon Financial Corporation, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, The Boston Company seeks to act solely in the best financial and economic interest of the applicable client. The Boston Company will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. The Boston Company generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. The Boston Company will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, The Boston Company will attempt to ensure that management reasonably responds to the social issues.

      All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, The Boston Company weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

                                                                      APPENDIX B

      The Boston Company recognizes its duty to vote proxies in the best interests of its clients. The Boston Company seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

                                                                      APPENDIX B

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

      A.    Management Proposals

            1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  -     Selection or ratification of auditors.

                  - Approval of financial statements, director and auditor reports.

                  -     Election of Directors.

                  - Limiting Directors' liability and broadening indemnification of Directors.

                  - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

                  -     General updating/corrective amendments to the charter.

                  -     Elimination of cumulative voting.

                  -     Elimination of preemptive rights.

                  - Provisions for confidential voting and independent tabulation of voting results.

                  - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

            2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

                  Capitalization changes

                  - Capitalization changes that eliminate other classes of stock and voting rights.

                  - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  -     Proposals for share repurchase plans.

                  - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  -     Proposals to effect stock splits.

                                                                      APPENDIX B

                  - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  Compensation

                  - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                  - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  - Establishment of Employee Stock Option Plans and other employee ownership plans.

                  Anti-Takeover Matters

                  - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

            3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

                  - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

                  - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                  -     Creation of "blank check" preferred stock.

                  -     Changes in capitalization by 100% or more.

                  - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

                  -     Proposals to indemnify auditors.

            4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

                  Corporate Transactions

                  - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

                  - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i)   Whether the stock option plan is incentive based;

                                                                      APPENDIX B

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10%
                              of the issued capital at the time of approval.

            Anti-Takeover Provisions

            -     Proposals requiring shareholder ratification of poison pills.

            - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

      B.    Shareholder Proposals

            1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

                  - Requiring auditors to attend the annual meeting of shareholders.

                  - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

                  -     Confidential voting.

                  - Reduction or elimination of supermajority vote requirements.

            2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  -     Proposals that limit tenure of directors.

                  -     Proposals to limit golden parachutes.

                  - Proposals requiring directors to own large amounts of stock to be eligible for election.

                  - Restoring cumulative voting in the election of directors.

                  - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  - Proposals that limit retirement benefits or executive compensation.

                  - Requiring shareholder approval for bylaw or charter amendments.

                  - Requiring shareholder approval for shareholder rights plan or poison pill.

                  -     Requiring shareholder approval of golden parachutes.

                  -     Elimination of certain anti-takeover related provisions.

                  -     Prohibit payment of greenmail.

            3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

                  - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  - Proposals that require inappropriate endorsements or corporate actions.

IV.   ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

      A.    Proxy Review Committee

                                                                      APPENDIX B

      1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

            (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

TEMPLETON INVESTMENT COUNSEL, LLC
SUMMARY OF PROXY VOTING POLICIES & PROCEDURES

      Templeton Investment Counsel, LLC (hereinafter "Templeton") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

      All proxies received by the Proxy Group will be voted based upon Templeton's instructions and/or policies. To assist it in analyzing proxies, Templeton subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote

                                                                      APPENDIX B

recommendations, record keeping and vote disclosure services. In addition, Templeton subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Templeton does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Templeton's ultimate decision. Templeton votes proxies solely in the interests of the client, Templeton-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Templeton and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Templeton perceives a material conflict of interest, Templeton may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

      As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Templeton will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

      The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Templeton's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Templeton's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

      Templeton has adopted general proxy voting guidelines that are reviewed periodically by various members of Templeton's organization, including portfolio management, legal counsel and Templeton's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Templeton anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

      The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Templeton understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Templeton will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Templeton cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Templeton may abstain from voting under certain circumstances or vote against items such as "Other Business" when Templeton is not given adequate information from the company.

                                                                      APPENDIX C

                    PROXY VOTING POLICIES - INDEX PORTFOLIOS

QUANTITATIVE MASTER SERIES TRUST ("INDEX TRUST")

The Index Trust's Board of Trustees has delegated to the Index Trust investment adviser authority to vote all proxies relating to the Index Trust's portfolio securities. The Index Trust investment adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Index Trust's portfolios. Pursuant to these Proxy Voting Procedures, the Index Trust investment adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Index Trust portfolio and its shareholders, and to act in a manner that the Index Trust investment adviser believes is most likely to enhance the economic value of the securities held by the Index Trust portfolio. The Proxy Voting Procedures are designed to ensure that the Index Trust investment adviser considers the interests of its clients, including the Index Trust portfolios, and not the interests of Index Trust investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Index Trust investment adviser's interest and those of the Index Trust investment adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Index Trust investment adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Index Trust investment adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Index Trust investment adviser's Legal department appointed by the Index Trust investment adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Index Trust investment adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Index Trust investment adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Index Trust investment adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including an Index Trust portfolio, that has delegated proxy voting authority to the Index Trust investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Index Trust investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Index Trust investment adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Index Trust investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Index Trust portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Index Trust investment adviser will generally seek to vote proxies over which the Index Trust investment adviser exercises voting authority in a uniform manner for all the Index Trust investment adviser's clients, the Committee, in conjunction with an Index Trust portfolio's portfolio manager, may determine that the Index Trust portfolio's specific circumstances require that its proxies be voted differently.

To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Index Trust investment adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Index Trust portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

                                                                      APPENDIX C

The Index Trust investment adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Index Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Index Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of an Index Trust portfolio.

From time to time, the Index Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Index Trust investment adviser (each, an "Affiliate"), or a money management or other client of the Index Trust investment adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Index Trust investment adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Index Trust investment adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Index Trust investment adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Index Trust investment adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Index Trust investment adviser's normal voting guidelines or, on matters where the Index Trust investment adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Index Trust investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Index Trust investment adviser's fiduciary duties

In addition to the general principles outlined above, the Index Trust investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Index Trust investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in an Index Trust portfolio's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Index Trust investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

- Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

- Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may

                                                                      APPENDIX C

      look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

- Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

- Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

- Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

- Routine proposals related to requests regarding the formalities of corporate meetings.

- Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

- Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                            STATE STREET MASTER FUNDS

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II. FIDUCIARY DUTY

                                                                      APPENDIX C

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

      B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

      D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI. DISCLOSURES

      A.    The Trusts shall include in its registration statement:

            1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

            2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio

--------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

                                                                      APPENDIX C

      securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

  B. The Trusts shall include in its annual and semi-annual reports to shareholders:

      1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

      2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. REVIEW OF POLICY

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.